As filed with the Securities and Exchange Commission on May 18, 2021

1933 Act File No. [ ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

ABERDEEN FUNDS

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, including Area Code): (866) 667-9231

Lucia Sitar, Esq.

c/o Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service of Process)

Copy to:

Thomas C. Bogle, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite amount of Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

ABERDEEN INVESTMENT FUNDS

Aberdeen Total Return Bond Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for a Special Meeting of Shareholders (the “Meeting”) of the Aberdeen Total Return Bond Fund (the “Total Return Bond Fund” or the “Target Fund”), a series of Aberdeen Investment Funds, a Massachusetts business trust. The Meeting is scheduled for July 30, 2021, at [10:00 a.m., Eastern Time] and will be held in a virtual meeting format. At the Meeting, you will be asked to consider and vote upon (i) an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of the Total Return Bond Fund into the Aberdeen Global Absolute Return Strategies Fund (the “Global Absolute Return Strategies Fund” or “Acquiring Fund”), a series of Aberdeen Funds, a Delaware statutory trust, and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the “Reorganization”); (ii) a Plan of Liquidation (the “Liquidation Plan”), which provides for the liquidation and dissolution of the Total Return Bond Fund (the “Liquidation”); and (iii) to act upon such other matters as may properly come before the Meeting. The Liquidation will only occur if the Liquidation Plan is approved by shareholders of the Target Fund and the Reorganization is not approved by shareholders of the Target Fund or is not consummated for any other reason.

Background

Aberdeen Standard Investments Inc. (“ASII”), the investment adviser to the Total Return Bond Fund and the Global Absolute Return Strategies Fund (together, the “Funds”), has informed the Board of Aberdeen Investment Funds (the “Board”) that after August 31, 2021, it will no longer offer the investment strategy pursued by the Total Return Bond Fund. As a result of this development, ASII recommended to the Board, and the Board concluded, that it would no longer be in the best interests of the Total Return Bond Fund and its shareholders to continue to operate the Fund in its current form after August 2021.

ASII informed the Board that it believes that certain shareholders may prefer a Reorganization, which is intended to be tax-free for federal income tax purposes, over a fund liquidation which would result in capital gains and losses when the Total Return Bond Fund distributes the proceeds of the liquidation. Offering the dual vote options enables each shareholder to vote according to their preference. Even if shareholders approve the Plan of Reorganization, they may redeem their shares at any time. ASII informed the Board that it believes that the Reorganization is in the best interests of the Total Return Bond Fund’s shareholders as an alternative to a full liquidation of the Total Return Bond Fund. ASII said that it believes that the shareholders of the Acquiring Fund, following the completion of the Reorganization (the “Combined Fund”) will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization; however, shareholders of the Combined Fund, can expect to pay higher net expenses than those now paid by Total Return Bond Fund shareholders.

In response to ASII’s decision and recommendations, the Board considered various alternatives, including the liquidation of the Fund and a proposed tax-free reorganization of the Target Fund into another investment company. The Board considered the fact that if the Target Fund were to liquidate, certain shareholders may realize additional capital gains or capital losses when the Target Fund distributes the proceeds of the liquidation, depending on their own individual tax situations. The Board also considered in light of these potential tax effects, certain of the Target Fund’s shareholders may prefer a tax-free reorganization of the Target Fund into another fund so as to defer any such potential tax effect. The governing documents of the Total Return Bond Fund require a shareholder vote for a reorganization or a liquidation.

For these reasons, among others, the Board believes that it would be in the best interests of shareholders to offer shareholders a choice of a tax-free reorganization as an alternative to a complete liquidation of the Target Fund.

Due to ASII’s decision to cease offering the total return bond strategy employed by the Target Fund, ASII proposed the Liquidation in the event the Reorganization is not approved by shareholders or is not consummated for any other reason.

The Reorganization Agreement provides that the Total Return Bond Fund will transfer all of its assets and liabilities to the Global Absolute Return Strategies Fund in exchange for shares of certain classes of the Global Absolute Return Strategies Fund, which shares will be distributed to the shareholders of the corresponding class of the Total Return Bond Fund in complete liquidation and dissolution of the Total Return Bond Fund. The following table sets forth the Total Return Bond Fund and its classes of shares and the Global Absolute Return Strategies Fund and its classes of shares involved in the Reorganization:

Total Return Bond Fund	Global Absolute Return Strategies Fund
Class A	Class A
Institutional Class	Institutional Class

The Liquidation Plan provides for the complete liquidation of all of the assets of the Total Return Bond Fund. If the Liquidation is approved by shareholders of the Total Return Bond Fund and the Reorganization is not approved by shareholders of the Total Return Bond Fund or is not consummated for any other reason, the Total Return Bond Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Total Return Bond Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Liquidation Plan. If shareholders do not approve the Reorganization or the Liquidation, the Board will consider other alternatives.

Investment Objectives, Strategies and Policies

The investment objectives of the Total Return Bond Fund and Global Absolute Return Strategies Fund are different. The Target Fund seeks to provide total return, which is derived from capital appreciation and income. The Acquiring Fund seeks to generate a positive absolute return over the medium-to-long term (3-5 years or more) irrespective of market conditions, while seeking to reduce the risk of loss. The investment objective of each Fund is non-fundamental, which means it may be changed by the applicable Board of Trustees without shareholder approval.

The principal investment strategies of the Target Fund and the Acquiring Fund are different. One significant difference between the Target Fund’s principal investment strategies and the Acquiring Fund’s principal investment strategies is that the Target Fund must currently invest at least 80% of the value of its net assets, including any fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes, in investment grade bonds (i.e., fixed income securities). The Acquiring Fund is not subject to such a policy. The Acquiring Fund seeks to maximize risk-adjusted absolute return by using multiple strategies across listed equity, equity-related, and debt securities, derivatives, or other instruments as part of a diversified global portfolio.

In addition, the Target Fund will (i) invest less than 25% of its total assets, as measured at the time of purchase, in securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions; (ii) not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer (other than U.S. Government securities); and (iii) invest less than 40% of its total assets, as measured at the time of purchase, in any one country other than the United States. The Acquiring Fund is not subject to such policies. The Acquiring Fund, under normal market conditions, will invest significantly (at least 40%–unless market conditions are not deemed favorable by the adviser, in which case the Acquiring Fund would invest at least 30%) in non-U.S. issuers.

Both the Target Fund’s principal investment strategies and the Acquiring Fund’s principal investment strategies permit the applicable Fund to use a wide range of derivative instruments for both hedging and investment purposes; however, the Acquiring Fund’s principal investment strategies contemplate the Acquiring Fund using derivatives “extensively.”

The Target Fund’s principal investment strategies provide exposure to an investment process utilizing fundamental analysis, and the Acquiring Fund’s principal investment strategies provide exposure to a global absolute return strategy process.

If the shareholders of the Target Fund approve the Reorganization, ASII will manage the Combined Fund pursuant to the investment objective and investment strategies of the Acquiring Fund.

Same Value of Shares, Tax-Free Transaction and No Sales Charges

The Acquiring Fund shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Target Fund shares that you held immediately prior to the Reorganization. Target Fund shares will be exchanged for the corresponding class of Acquiring Fund shares in a manner intended to be tax free under federal tax laws (although there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax free). No front-end or contingent deferred sales load will be charged as a result of the Reorganization.

Please note that when calculating the dollar value of your shares with respect to the Reorganization, the net asset value of a Target Fund share will be determined in accordance with the procedures described in the Acquiring Fund’s Prospectus and Statement of Additional Information and in accordance with the Acquiring Fund’s valuation procedures. These procedures are the same as those used by the Target Fund.

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Level of Services and Expenses

The Reorganization is not expected to result in a change in the level or quality of services that Target Fund shareholders currently receive.

The management fees paid by Acquiring Fund are higher than those paid by the Target Fund. The Acquiring Fund’s management fee structure contains breakpoints, with each management fee rate under such structure being higher than the Target Fund’s management fee rate. As a result, Target Fund shareholders will pay a higher management fee as a result of the Reorganization. Each Fund is currently subject to a contractual expense limitation, pursuant to which ASII has agreed to limit operating expenses, excluding certain expenses. The current net operating expense ratio for each class of the Target Fund (i.e., operating expense ratio after taking into account the applicable contractual expense limitation) is lower than the current net operating expense ratio for the corresponding class of the Acquiring Fund. The Target Fund’s contractual expense limitation is currently scheduled to automatically terminate no later than February 28, 2022, the Acquiring Fund’s contractual expense limitation is currently scheduled to automatically terminate no later than February 28, 2023, and there is no assurance that ASII will agree to renew the contractual expense limitations. In addition, the current gross operating expense ratio for each class of the Target Fund (i.e., operating expense ratio before taking into account waivers and reimbursements) is lower than the current gross operating expense ratio for the corresponding class of the Acquiring Fund.

Additionally, it is anticipated that after the Reorganization, the Acquiring Fund could potentially benefit from the growth in assets realized by combining the Funds because a larger fund could potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base and by reaching breakpoints in the management fee. There can be no assurance, however, that such savings will be realized.

ASII or its affiliates will bear costs arising in connection with the Reorganization or the Liquidation including, but not limited to, proxy preparation and proxy solicitation costs, printing costs, legal fees and costs of the Reorganization or the Liquidation. Shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio with the strategy of the Acquiring Fund and those associated with the liquidation of portfolio holdings as part of the Liquidation.

Details of the Reorganization are included in Proposal 1 of the Proxy Statement/Prospectus. Please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the Acquiring Fund.

Details of the proposed Liquidation are included in Proposal 2 of the Proxy Statement/Prospectus.

Closing of the Total Return Bond Fund to Investments

In anticipation of the Reorganization, the Total Return Bond Fund will be closed to investments by new shareholders two weeks prior to the closing of the Reorganization anticipated on about August 27, 2021. The closure will apply to new shareholder accounts.

Recommendation of the Board

At a meeting of the Board of Trustees of Aberdeen Investment Funds on May 4, 2021, the Board of Trustees of Aberdeen Investment Funds considered the Reorganization and the Liquidation on behalf of the Target Fund and unanimously approved the Reorganization and the Liquidation. The Board of Trustees believes that it is in the best interest of shareholders to present shareholders with the choice to approve either the Reorganization or the Liquidation.

For the reasons summarized in the Proxy Statement/Prospectus, the Board of Trustees of Aberdeen Investment Funds unanimously recommends that you consider voting FOR the Reorganization as an alternative to the Liquidation and, to ensure that the Target Fund will be liquidated if the Reorganization is not consummated, unanimously recommends that you vote FOR the Liquidation.

Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions.

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Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

You may revoke your proxy at any time before it is exercised by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting.

If you have any questions before you vote, please call AST Fund Solutions LLC, the Target Fund’s proxy agent, toll-free at [(866) 406-2283, Monday through Friday, 9 a.m. to 10 p.m., Eastern Time]. You may also receive a telephone call from one of AST Fund Solutions LLC’s proxy solicitation agents or an officer of Aberdeen Investment Funds asking you to vote your shares. Thank you for your participation in this important initiative.

VOTING

We encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize your proxy or vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	By attending and participating in the Meeting online.

As always, we appreciate your support.

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ABERDEEN INVESTMENT FUNDS

Aberdeen Total Return Bond Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on July 30, 2021

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Aberdeen Total Return Bond Fund (the “Total Return Bond Fund” or the “Target Fund”), a series of Aberdeen Investment Funds, a Massachusetts business trust, will be held in a virtual meeting format on July 30, 2021, at [10:00 a.m., Eastern Time], for the purpose of considering and voting on the following proposals (the “Proposals”):

1.	An Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of the Total Return Bond Fund into the Aberdeen Global Absolute Return Strategies Fund (the “Global Absolute Return Strategies Fund” or “Acquiring Fund”), a series of Aberdeen Funds, a Delaware statutory trust, and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the “Reorganization”).

2.	A Plan of Liquidation (the “Liquidation Plan”), which provides for the liquidation and dissolution of the Total Return Bond Fund (the “Liquidation”). The Liquidation will only occur if the Liquidation Plan is approved by shareholders of the Target Fund and the Reorganization is not approved by shareholders of the Target Fund or is not consummated for any other reason.

3.	To act upon such other matters as may properly come before the Meeting.

The Proposals are described in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”).

At a meeting of the Board of Trustees of Aberdeen Investment Funds on May 4, 2021, the Board of Trustees of Aberdeen Investment Funds considered the Reorganization and the Liquidation on behalf of the Target Fund and unanimously approved the Reorganization and the Liquidation. The Board of Trustees of Aberdeen Investment Funds believes that it is in the best interest of shareholders to present shareholders with the choice to approve either the Reorganization or the Liquidation.

The Board of Trustees of Aberdeen Investment Funds unanimously recommends that you consider voting FOR the Reorganization and, to ensure that the Target Fund will be liquidated if the Reorganization is not consummated, unanimously recommends that you vote FOR the Liquidation.

The enclosed materials provide additional information about the Proposals. Shareholders of record of the Target Fund as of the close of business on June [ ], 2021 (the “Record Date”), are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Whether or not you plan to attend the Meeting, please vote your shares. The notice and related proxy materials are being mailed to shareholders on or about June [ ], 2021.

The Questions and Answers below are provided to assist you in understanding the Proposals.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. [To participate in the Meeting, shareholders must register in advance.  If you wish to attend the Meeting, please send an email to [attendameeting@astfinancial.com].  Please put “[ ]” in the subject line.   This request must be received before [1 p.m. Central time on July 27, 2021.]  A registration link will be sent back to you.] There is no physical location for the Meeting.

Shareholders whose shares are registered directly with the Total Return Bond Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and electronically vote at the Meeting.

We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days and must be received by the scheduled time for commencement of the Special Meeting.]

If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

By order of the Board of Trustees of the Aberdeen Investment Funds,

Megan Kennedy

Vice President and Assistant Secretary, Aberdeen Investment Funds

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Accordingly, please date, sign and return the appropriate enclosed proxy card(s) promptly or authorize your proxy by telephone or through the Internet. No postage is required if mailed in the United States. It is important that you vote your shares promptly in order to avoid the additional expense of further solicitation.

June [ ], 2021

Philadelphia, Pennsylvania

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF THE TOTAL RETURN BOND FUND YOU OWN.

PLEASE FILL OUT AND RETURN EACH PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE
MEETING ONLINE. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING ONLINE IS URGED TO
REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY
CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR
PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if you sold your shares after the Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the enclosed proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposals described in the Proxy Statement/Prospectus.

As an alternative to using the enclosed proxy card(s) to vote, you may authorize your proxy via the Internet or by telephone. To authorize your proxy via the Internet, please access the website listed on the enclosed proxy card(s). To authorize your proxy by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” number(s) that appear on your enclosed proxy card(s). If we do not receive your completed enclosed proxy card(s), you may be contacted by our proxy solicitor, AST Fund Solutions LLC.

Unless the enclosed proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the enclosed proxy cards, they will not be voted.

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QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), we are also providing you with a brief overview of the subjects of the shareholder vote. Your vote is important.

Q.            What are shareholders of the Target Fund being asked to vote upon?

A.            The shareholders of the Target Fund are being asked to vote separately on: an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of the Aberdeen Total Return Bond Fund (the “Total Return Bond Fund” or the “Target Fund”), a series of Aberdeen Investment Funds, a Massachusetts business trust, into the Aberdeen Global Absolute Return Strategies Fund (the “Global Absolute Return Strategies Fund” or “Acquiring Fund”), a series of Aberdeen Funds, a Delaware statutory trust, and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (“Proposal 1”) and a Plan of Liquidation (the “Liquidation Plan”), which provides for the liquidation and dissolution of the Total Return Bond Fund (“Proposal 2” and, together with Proposal 1, the “Proposals”). The liquidation of the Target Fund will only occur if the Liquidation Plan is approved by shareholders of the Target Fund and the reorganization of the Target Fund is not approved by shareholders of the Target Fund or is not consummated for any other reason.

Q.            Why are you sending me this information?

A.            You are receiving the Proxy Statement/Prospectus because you own shares in the Target Fund and have the right to vote on the very important Proposals concerning your investment.

Q.            Why has the reorganization of the Target Fund into the Acquiring Fund been recommended?

A.            On May 4, 20121, the Board of Trustees of the Target Fund (the “Target Fund Board”), met to consider Aberdeen Standard Investments Inc.’s (“ASII”), the investment adviser to the Total Return Bond Fund and the Global Absolute Return Strategies Fund, proposal to reorganize the Target Fund. The Target Fund Board considered a number of factors, including (i) ASII’s decision to cease offering the total return bond strategy, (ii) the benefits of providing shareholders with a tax-free reorganization for federal income tax purposes as an alternative to a complete liquidation of the Target Fund, (iii) the degree to which ASII is waiving fees and reimbursing expenses with respect to the Target Fund, and the Target Fund’s continued and sustained lack of profitability to ASII, (iv) the Acquiring Fund’s performance history, (v) the anticipated tax-free nature of the reorganization for federal income tax purposes, (vi) the fact that shareholders of the Target Fund can redeem their shares daily; and (vii) the feasibility of other alternatives, including liquidation, continued operation of the Target Fund or reorganization with another investment company.

Under the terms of the Target Fund’s charter, shareholders must approve any proposal to liquidate or reorganize the Target Fund. The Target Fund Board believes that, but for the requirement of shareholder approval, it would be preferable to liquidate the Target Fund. The Target Fund Board concluded, however, that in light of the fact that shareholders must approve either a reorganization or a liquidation of the Target Fund and given the anticipated tax-free nature of the reorganization for federal income tax purposes, it is in the best interests of the Target Fund’s shareholders to have a choice between reorganization and liquidation.

Q.             How is the Target Fund proposed to be reorganized?

The reorganization of the Target Fund into the Acquiring Fund will be pursuant to the Reorganization Agreement, which contemplates:

•	the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the assets and liabilities of the Target Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•	the distribution to each shareholder of each class of Target Fund shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the class of the Target Fund held by that shareholder on the closing date of the reorganization; and

•	the subsequent complete liquidation and dissolution of the Target Fund (the foregoing transaction with respect to the Target Fund is referred to in the Proxy Statement/Prospectus as the “Reorganization”).

The Reorganization Agreement has been approved by the Target Fund Board with respect to the Target Fund and the Board of Trustees of Aberdeen Funds (the “Acquiring Fund Board” and together with the Target Fund Board, the “Boards”) with respect to the Acquiring Fund. The Reorganization Agreement contemplates the Reorganization of the Target Fund and its share classes into the Acquiring Fund and its share classes as set out below:

Total Return Bond Fund	Global Absolute Return Strategies Fund
Class A	Class A
Institutional Class	Institutional Class

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization may redeem their shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

The Reorganization Agreement is subject to certain closing conditions and termination rights, including each Board’s right to terminate the Reorganization Agreement if it subsequently determines that proceeding with the Reorganization is inadvisable for the Target Fund or the Acquiring Fund, as applicable.

Q.            Why has the liquidation of the Target Fund been recommended?

A.            On May 4, 2021, the Target Fund Board, upon the recommendation of ASII, determined that it is advisable and in the best interests of the Target Fund and its shareholders to liquidate the Target Fund in the event the Reorganization is not approved by shareholders or otherwise not consummated. In making this determination, the Target Fund Board considered ASII’s continuing review of current fund offerings, as well as ASII’s decision to cease offering the total return bond strategy employed by the Target Fund.

Q.            How will the liquidation work?

A.            If Proposal 2 is approved by shareholders and the Reorganization is not consummated, the Target Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Target Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Liquidation Plan (collectively, the “Liquidation”). After the distributions are made and other formalities addressed, the Target Fund will be dissolved.

Q.            What is the anticipated timing of the Reorganization or Liquidation?

A.            The Meeting is scheduled to occur on or about July 30, 2021. If the Reorganization is approved by shareholders, the Reorganization will likely take place on or about August 27, 2021. If the Reorganization is not approved by shareholders or is not consummated for any other reason, and the Liquidation is approved by shareholders, liquidating distributions under the Liquidation will likely take place on or about August 27, 2021.

Q.            Are there any significant differences between the investment objectives and investment strategies and policies of the Target Fund and the Acquiring Fund?

A.            Yes. The investment objectives and investment strategies and policies of the Target Fund and the Acquiring Fund are different. For detailed information regarding the similarities and differences between the Funds’ respective investment objectives, principal investment strategies and investment policies, please see the Proxy Statement/Prospectus.

Q.            Are there any significant differences in the annual fund operating expenses of the Target Fund and Acquiring Fund?

A.            Yes. The Acquiring Fund has a management fee structure that contains breakpoints, with each management fee rate under such structure being higher than the Target Fund’s management fee rate. As a result, Target Fund shareholders will pay a higher management fee as a result of the Reorganization. Each Fund is currently subject to a contractual expense limitation, pursuant to which ASII has agreed to limit operating expenses, excluding certain expenses. The current net operating expense ratio for each class of the Target Fund (i.e., operating expense ratio after taking into account the applicable contractual expense limitation) is lower than the current net operating expense ratio for the corresponding class of the Acquiring Fund. The Target Fund’s contractual expense limitation is currently scheduled to automatically terminate no later than February 28, 2022, the Acquiring Fund’s contractual expense limitation is currently scheduled to automatically terminate no later than February 28, 2023, and there is no assurance that ASII will agree to renew the contractual expense limitations. In addition, the current gross operating expense ratio for each class of the Target Fund (i.e., operating expense ratio before taking into account waivers and reimbursements) is lower than the current gross operating expense ratio for the corresponding class of the Acquiring Fund.

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Additionally, it is anticipated that after the Reorganization, the Acquiring Fund could potentially benefit from the growth in assets realized by combining the Funds because a larger fund could potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base and by reaching breakpoints in the management fee; however, shareholders of the Acquiring Fund, following the completion of the Reorganization, can expect to pay higher net expenses than those now paid by Total Return Bond Fund shareholders. There can be no assurance, however, that any savings for the Combined Fund will be realized.

Q.            Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.            No. The full value of your shares of the Target Fund will be exchanged for shares of the Acquiring Fund without any sales charge, commission or other transactional fee being imposed. Holders of each class of shares of the Target Fund will receive the corresponding share class of the Acquiring Fund in the Reorganization, as set forth above. Target Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares of the Acquiring Fund and will not be subject to any contingent deferred sales charge on Class A shares of the Acquiring Fund. However, Class A shares of the Acquiring Fund purchased after the Reorganization will be subject to any applicable sales charges.

Q.            What effect will the Reorganization have on me as a Target Fund shareholder?

A.            Immediately after the Reorganization, each shareholder of each class of the Target Fund will own shares of the corresponding class of the Acquiring Fund that are equal in value to the shares of the Target Fund that were held by that shareholder immediately prior to the closing of the Reorganization.

The Reorganization is not expected to result in a change in the level or quality of services that Target Fund shareholders currently receive. The following table outlines the service providers for the Target Fund and the comparable service providers for the Acquiring Fund.

	Target Fund	Acquiring Fund
Adviser	Aberdeen Standard Investments Inc. (portfolio managers: Aberdeen North American Fixed Income Team)	Aberdeen Standard Investments Inc. (portfolio managers: Aberdeen Multi-Asset Team)

Subadviser	None	Aberdeen Asset Managers Limited

Administrator	State Street Bank and Trust Company (“State Street”)	Aberdeen Standard Investments Inc. (State Street serves as sub-administrator)

Transfer Agent	DST Asset Manager Solutions, Inc. (“DST”)	DST

Custodian	State Street	State Street

Distributor	Aberdeen Fund Distributors LLC	Aberdeen Fund Distributors LLC

Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP

Q.            What will be the federal income tax consequences of the Reorganization?

A.            As a condition to the Target Fund’s obligation to consummate the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes. Despite this opinion, there can be no assurances that the Internal Revenue Service will deem the exchanges to be tax-free.

ASII currently anticipates that there will be a need for significant portfolio realignment of the Combined Fund because the Funds are currently managed pursuant to differing investment objectives, strategies and policies. It is anticipated that the Combined Fund will dispose of approximately [100]% of the assets acquired from the Target Fund. The realignment of the portfolio may result in capital gains or losses, which may have federal income tax consequences.

As of October 31, 2020, the Target Fund had no tax loss carryforward. As of October 31, 2020, the Acquiring Fund had a tax loss carryforward in the amount of approximately $295,000, which would be potentially subject to an annual limitation as a result of the Reorganization.

Q.            What will be the federal income tax consequences of the Liquidation?

A.            The receipt of the liquidation distributions made to shareholders in the Liquidation is expected to be a taxable transaction to U.S. shareholders, resulting in gain or loss, depending upon a shareholder’s basis in the shares and the amount received for those shares in the liquidation. Such gain or loss may be short-term or long-term depending upon a shareholder’s holding period in shares of the Target Fund. In addition, there may be one or more taxable distributions of income and/or capital gains prior to the liquidating distributions. Such distributions may be from income or from short-term capital gains (taxable at ordinary income rates unless reported by the Target Fund as qualified dividend income and entitled to taxation at capital gain rates, for individuals) or from long-term capital gain.

3

Q.            Who can vote to approve the Proposals?

A.            Only shareholders of record of the Target Fund at the close of business on June [ ], 2021 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

Q.            How does the Board recommend that I vote?

A.            After careful consideration, the Board recommends that shareholders who prefer a tax-free reorganization to a complete liquidation should vote “FOR” the Reorganization Proposal, or, alternatively to vote “FOR” the Liquidation Proposal.

Q.            What vote is required to approve each Proposal?

The vote required for the approval of each Proposal is as follows:

•	Proposal 1 requires a vote of the lesser of (i) 67% or more of the eligible votes of the Target Fund present at the Meeting if more than 50% of the eligible votes of the Target Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Target Fund.

•	Proposal 2 requires a vote of the lesser of (i) 67% or more of the eligible votes of the Target Fund present at the Meeting if more than 50% of the eligible votes of the Target Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Target Fund.

Q.            Who will pay for the proxy solicitation expenses?

A.            ASII or its affiliates will bear costs arising in connection with the Reorganization or the Liquidation, including, but not limited to, proxy preparation and proxy solicitation costs, printing costs, legal fees and costs of the Reorganization or the Liquidation (shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio with the strategy of the Acquiring Fund and those associated with the liquidation of portfolio holdings as part of the Liquidation). The estimated costs arising in connection with the Reorganization or the Liquidation are $525,000.

Q.            How do I vote my shares?

For your convenience, there are several ways you can authorize your proxy or vote:

•	Vote Online: You may attend and participate in the Meeting online and vote your shares electronically.

•	By Mail: You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date a proxy card but give no voting instructions, your shares will be voted “FOR” each Proposal.

•	By Telephone: You may authorize your proxy by telephone by calling the number on your proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

•	Via the Internet: You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

Q.            Whom should I call for additional information about this Proxy Statement/Prospectus?

A.            If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions LLC at [(866) 406-2283, Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.]

THE TARGET FUND BOARD UNANIMOUSLY RECOMMENDS THAT YOU CONSIDER VOTING FOR THE PROPOSAL FOR THE REORGANIZATION AND TO VOTE FOR THE PROPOSAL TO LIQUIDATE DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

4

COMBINED PROXY STATEMENT/PROSPECTUS

ABERDEEN INVESTMENT FUNDS

Aberdeen Total Return Bond Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

ABERDEEN FUNDS

Aberdeen Global Absolute Return Strategies Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

[ ], 2021

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Aberdeen Total Return Bond Fund (the “Total Return Bond Fund” or the “Target Fund”), a series of Aberdeen Investment Funds, a Massachusetts business trust. The Meeting has been called by the Board of Trustees of Aberdeen Investment Funds (the “Board”) to consider and vote on the following proposals (the “Proposals”):

1.	An Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of the Total Return Bond Fund into the Aberdeen Global Absolute Return Strategies Fund (the “Global Absolute Return Strategies Fund” or “Acquiring Fund”), a series of Aberdeen Funds, a Delaware statutory trust and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the “Reorganization”).

2.	A Plan of Liquidation (the “Liquidation Plan”), which provides for the liquidation and dissolution of the Total Return Bond Fund (the “Liquidation”). The Liquidation will only occur if the Liquidation Plan is approved by shareholders of the Target Fund and the Reorganization is not approved by shareholders of the Target Fund or is not consummated for any other reason.

3.	To act upon such other matters as may properly come before the Meeting.

Shareholders of the Target Fund as of the close of business on June [ ], 2021 (the “Record Date”), are entitled to vote on each Proposal. The Meeting is scheduled for July 30, 2021, at [10:00 a.m., Eastern Time] and will be held in a virtual meeting format. The Board, on behalf of the Target Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about [ ], 2021.

The Target Fund and the Acquiring Fund are referred to collectively as the “Funds” and each, a “Fund” in this Proxy Statement/Prospectus. The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus gives you information about your investment in the Target Fund and the Acquiring Fund and other matters that you should know about before voting and investing. It is both the Target Fund’s proxy statement for the Meeting and a prospectus for the Acquiring Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

•	the Statement of Additional Information dated [ ], 2021, relating to this Proxy Statement/Prospectus;

•	the Prospectus of the Global Absolute Return Strategies Fund, dated February 26, 2021, as supplemented or amended (the “Global Absolute Return Strategies Fund Statutory Prospectus” or “Acquiring Fund Prospectus”);

•	the Summary Prospectus of the Global Absolute Return Strategies Fund, dated February 26, 2021, as supplemented or amended (the “Global Absolute Return Strategies Fund Summary Prospectus” or “Acquiring Fund Summary Prospectus”);

•	the Prospectus of the Total Return Bond Fund, dated February 26, 2021, as supplemented or amended (the “Total Return Bond Fund Statutory Prospectus”);

•	the Statement of Additional Information of the Global Absolute Return Strategies Fund, dated February 26, 2021, as supplemented or amended;

•	the Statement of Additional Information for the Total Return Bond Fund, dated February 26, 2021, as supplemented or amended;

•	the Annual Report to shareholders of the Total Return Bond Fund for the fiscal year ended October 31, 2020; and

•	the Annual Report to shareholders of the Global Absolute Return Strategies Fund for the fiscal year ended October 31, 2020.

The Acquiring Fund Summary Prospectus is intended to provide you with additional information about the Acquiring Fund. This document is on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by writing Aberdeen Investment Funds or Aberdeen Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

You also may view or obtain these documents from the SEC as follows:

At the SEC’s Public Reference Room at 100 F Street, N.E. Washington, DC 20549

By Phone:	(202) 551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

ii

PROXY STATEMENT/PROSPECTUS TABLE OF CONTENTS

-i-

VOTING INFORMATION	45

What vote is necessary to approve each Proposal?	45

Who can vote to approve the Proposals?	45

How do I ensure my vote is accurately recorded?	45

May I revoke my proxy?	46

What other matters will be voted upon at the Meeting?	46

What other solicitations will be made?	46

How do I submit a shareholder proposal?	46

PRINCIPAL HOLDERS OF SHARES	47

MORE INFORMATION ABOUT THE FUNDS	47

EXHIBITS

Exhibit A—Agreement and Plan of Reorganization

Exhibit B—Investment Restrictions

Exhibit C—Additional Information About the Acquiring Fund

Exhibit D—Plan of Liquidation

Exhibit E—Principal Holders of Shares as of June [ ], 2021

-ii-

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of certain information relating to Proposal 1 contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein. You should read the entire Proxy Statement/Prospectus carefully, including the Reorganization Agreement (attached as Exhibit A). For more information, please read the Total Return Bond Fund Statutory Prospectus and the Acquiring Fund Statutory Prospectus and the Statement of Additional Information relating to this Proxy Statement/Prospectus. [A copy of the Acquiring Fund Summary Prospectus accompanies this Proxy Statement/Prospectus.]

Shareholders of the Target Fund are being asked to consider and approve the Reorganization Agreement. The Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund.

If the Reorganization Agreement is approved by the shareholders of the Target Fund, each shareholder of the Target Fund will receive the shares of the corresponding class of the Acquiring Fund equal in total value to the shareholder’s investment in the Target Fund.

If approved, the Reorganization Agreement will have the effect of reorganizing the Target Fund into the Acquiring Fund. This means that you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on a date agreed to by the parties to the Reorganization Agreement (referred to in this Proxy Statement/Prospectus as the “Closing Date”), which is expected to be on or about August 27, 2021.

What is the purpose of Proposal 1?

Aberdeen Standard Investments Inc. (“ASII”), the investment adviser to the Target Fund and the Acquiring Fund (sometimes referred herein as the “Adviser”), proposed the Reorganization of the Target Fund into the Acquiring Fund because ASII decided to cease offering the total return bond strategy employed by the Target Fund and the Reorganization provides Target Fund shareholders with an alternative to liquidating the Target Fund and would provide Target Fund shareholders the opportunity to gain exposure to ASII’s global absolute return strategy. The Reorganization is intended to be tax-free for federal income tax purposes.

For the reasons set out below under “Reasons for the Reorganization,” the Board has concluded that offering shareholders the alternative of the Reorganization of the Target Fund into the Acquiring Fund is in the best interests of the Target Fund and its shareholders as a means to provide shareholders of the Target Fund with maximum flexibility and that the interests of the shareholders will not be diluted as a result of the Reorganization.

What are the federal income tax consequences of the Reorganization?

It is expected that shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Target Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (although there can be no assurance that the Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free). You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. In addition, the capital loss carryovers of the Acquiring Fund will be subject to an annual limitation for federal income tax purposes that will modestly reduce the total capital loss carryovers available to be used after the Reorganization. For further information about the federal income tax consequences of the Reorganization, see “Information About the Reorganization and the Reorganization Agreement—What are the federal income tax consequences of the Reorganization?”

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Aberdeen Funds’ counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

Prior to the Closing Date, the Target Fund may declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

ASII currently anticipates that there will be a need for significant portfolio realignment of the Combined Fund because the Funds are currently managed pursuant to differing investment objectives, strategies and policies. It is anticipated that the Combined Fund will dispose of approximately [100]% of the assets acquired from the Target Fund. If the Reorganization was completed on [May 14], 2021, the transaction costs anticipated to be incurred in portfolio realignment are estimated to be approximately $[1.1 million]. This estimate is subject to change depending on Target Fund assets and market circumstances at the time such sales are made. In addition, when the portfolio assets of the Combined Fund are sold, the tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the applicable Fund’s basis in such securities. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization may be distributed to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. As of October 31, 2020, the Acquiring Fund had a tax loss carryforward in the amount of approximately $295,000, which would be potentially subject to an annual limitation as a result of the Reorganization, and, therefore, their ability to offset any net gain on the portfolio realignment of the Combined Fund after the Closing Date will be significantly diminished. If the Reorganization is approved and you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

How do the investment objectives, investment strategies and investment restrictions of the Target Fund and the Acquiring Fund compare?

Investment Objectives

The following chart sets forth the investment objectives of the Target Fund and the Acquiring Fund. The investment objectives of the Total Return Bond Fund and Global Absolute Return Strategies Fund are similar in that both Funds seek to provide positive return, but the investment objectives are not the same. The investment objective of each Fund is non-fundamental, which means it may be changed by the applicable Board without shareholder approval.

If the shareholders of the Target Fund approve the Reorganization, ASII will manage the Combined Fund pursuant to the investment objectives of the Acquiring Fund.

Fund	Investment Objective
Target Fund	The Fund seeks to provide total return, which is derived from capital appreciation and income.

Acquiring Fund	The Fund seeks to generate a positive absolute return over the medium to long term (3-5 years or more) irrespective of market conditions, while seeking to reduce the risk of loss.

Investment Strategies

The following chart sets forth the principal investment strategies of the Target Fund and the Acquiring Fund. The principal investment strategies of the Target Fund and the Acquiring Fund are different. One significant difference between the Target Fund’s strategy and the Acquiring Fund’s strategy is that the Target Fund must currently invest at least 80% of the value of its net assets, including any fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes, in investment grade bonds (i.e., fixed income securities). The Acquiring Fund is not subject to such a policy.

In addition, the Target Fund will (i) invest less than 25% of its total assets, as measured at the time of purchase, in securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions; (ii) not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer (other than U.S. Government securities); and (iii) invest less than 40% of its total assets, as measured at the time of purchase, in any one country other than the United States. The Acquiring Fund is not subject to such policies.

Both the Target Fund’s principal investment strategies and the Acquiring Fund’s principal investment strategies permits the applicable Fund to use a wide range of derivative instruments for both hedging and investment purposes; however, the Acquiring Fund’s principal investment strategies contemplates the Acquiring Fund using derivatives “extensively.”

The Target Fund provides exposure to an investment process utilizing fundamental analysis, and the Acquiring Fund provides exposure to a global absolute return strategy process.

If the shareholders of the Target Fund approve the Reorganization, ASII will manage the Combined Fund pursuant to the investment strategies of the Acquiring Fund.

Target Fund	Acquiring Fund

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment grade fixed income securities issued or guaranteed by the U.S. or foreign governments or their agencies, instrumentalities or political subdivisions; supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the “World Bank”), municipalities; and corporations in developed and emerging markets.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, including any fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes, in investment grade bonds (i.e., fixed income securities).

The Fund normally invests in investment grade bonds rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” or better by Standard & Poor’s Rating Service (“S&P”), or a comparable investment grade rating by a nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. Although the Fund typically invests in investment grade bonds, it may continue to hold a security that has been downgraded below investment grade (i.e., “junk bonds”).

The Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”). The Fund may also invest in bonds issued by corporations in developed and emerging markets. The Fund may invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”).

The Fund will invest less than 25% of its total assets, as measured at the time of purchase, in securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions.

The Fund employs an “absolute return” investment approach. This means that in pursuing the Fund’s investment objective, the Fund benchmarks itself to an index of cash instruments, rather than a stock or bond market index, and seeks to achieve positive long term returns irrespective of broad movements in the bond and equity markets. As an “absolute return” fund, the Fund employs investment management techniques that may differ from traditional mutual funds. The Fund may use an extensive range of investment strategies and invest in a wide spectrum of equity and fixed-income securities and derivative instruments in pursuing its investment objective. The Fund also may hold significant amounts of cash and/or invest significantly in cash equivalents and short-term investments, including money market funds.

The Fund may invest in equity and fixed-income securities of companies and government and supranational entities around the world, including in emerging markets. The Fund is not subject to any maturity, market capitalization, or credit quality restrictions and may invest in high-yield below-investment-grade bonds (junk bonds) without limitation.

The Adviser seeks to maximize risk-adjusted absolute return by using multiple strategies across listed equity, equity-related, and debt securities, derivatives, or other instruments as part of a diversified global portfolio. These strategies include exploiting market cyclicality and a diverse array of inefficiencies across and within global markets.

The Adviser manages the Fund’s investment strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions or other factors.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies within a single sector. The Fund currently anticipates that it will have significant exposure to the financials sector, in large part due to holding cash equivalents, which are generally issued by financial institutions.

The Fund also invests extensively in derivative instruments, which may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, or indexes. Derivatives, including futures, options, swaps (including credit default and variance swaps), and foreign currency forward contracts, may be used for both investment and hedging purposes.

Target Fund	Acquiring Fund

The Fund will not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer (other than U.S. Government securities).

The strategy is primarily focused on U.S. Dollar-denominated securities. However, the Fund may invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund will invest less than 40% of its total assets, as measured at the time of purchase, in any one country other than the United States.

The Fund invests in mortgage-backed and other asset-backed securities, including to be announced (“TBA”) instruments and corporate assets such as credit card receivables and automobile loan receivables. As of October 31, 2020, the Fund had 0.08% of its net assets invested in government-sponsored mortgage-backed securities, and an additional 26.3% of its net assets in other asset-backed securities.

The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that the Adviser expects to benefit from anticipated changes in economic and market conditions.

In managing the Fund’s investments, the Adviser will seek to construct an investment portfolio with a duration of no less than zero years in absolute terms and no more than one year above the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. As of October 31, 2020, the duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.68 years.

To achieve its investment goal the Fund uses derivatives under certain market conditions. As of October 31, 2020, the Fund had 0.21% of its net assets invested in derivatives excluding spot foreign exchange contracts. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will primarily include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards and swaps (including credit default swaps).

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Under normal market conditions, the Fund will invest significantly (at least 40%–unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. issuers. A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

● the company is organized under the laws of or has its principal office in a country outside the U.S.;

● the company has its principal securities trading market in a country outside the U.S.; and/or

● the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries.

ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process. This analysis forms an integral component of the Adviser’s assessment of the potential risks and opportunities arising from ESG in equities, government bonds, credit and other holdings.

Investment Restrictions

The Funds have certain similar investment restrictions; however, the Target Fund treats certain investment restrictions as fundamental that the Acquiring Fund treats as non-fundamental. For example, the Target Fund has a fundamental investment restriction to not invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations, whereas the Acquiring Fund has a non-fundamental investment restriction to not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments). Rules under the 1940 Act provide that neither the Acquiring Fund nor the Target Fund may acquire any illiquid investment if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid investments.

If the shareholders of the Target Fund approve the Reorganization, ASII will manage the Combined Fund pursuant to the investment restrictions of the Acquiring Fund. The complete list of the investment restrictions of the Target Fund and the Acquiring Fund is set out in Exhibit B.

What class of shares will I receive upon the Reorganization?

If the Reorganization is approved and completed, holders of Target Fund shares will receive the same class of shares of the Acquiring Fund as they hold in the Target Fund.

What are the fees and expenses of the Fund and what can I expect them to be after the Reorganization?

Neither Class A nor the Institutional Class of the Target Fund is subject to any sales charges. The Institutional Class of the Acquiring Fund is not subject to any sales charges, but Class A of the Acquiring Fund is subject to a front-end sales charge and a contingent deferred sales charge in certain circumstances. Target Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares of the Acquiring Fund and will not be subject to any contingent deferred sales charge on Class A shares of the Acquiring Fund with respect to such shares. However, Class A shares of the Acquiring Fund purchased after the Reorganization will be subject to any applicable sales charges.

Expenses of a mutual fund are often measured by its expense ratio (i.e., the ratio of its total expenses for a year divided by its average daily net asset value over the same year). It is expected that the Combined Fund will have (i) a projected gross operating expense ratio for each class higher than that of the corresponding class of the Target Fund prior to the Reorganization, and (ii) a projected net operating expense ratio for each class higher than that of the corresponding class of the Target Fund prior to the Reorganization, after taking into account the contractual fee waiver and expense reimbursement arrangement.

The following tables: (1) compare the fees and expenses for the Target Fund and the Acquiring Fund based on actual expenses for the fiscal year ended October 31, 2020; and (2) show the estimated fees and expenses for the Combined Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these Funds will bear as shareholders. The tables enable you to compare and contrast the expense levels for the Target Fund and the Acquiring Fund and obtain a general idea of what the expense levels will be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Funds. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

	Class A			Institutional Class
	Actual		Pro Forma	Actual		Pro Forma
Shareholder Fees (paid directly from your investment)	Total Return Bond Fund	Global Absolute Return Strategies Fund	Global Absolute Return Strategies Fund (combined)	Total Return Bond Fund	Global Absolute Return Strategies Fund	Global Absolute Return Strategies Fund (combined)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	3.00%	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	1.00%[1]	1.00%[1]	None	None	None
Small Account Fee[2]	None	$20	$20	None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.60%	0.60%	0.35%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	None	None	None
Other Expenses	0.43%	1.67%	0.40%	0.39%	1.64%	0.38%
Acquired Fund Fees and Expenses[3]	0.01%	0.02%	0.02%	0.01%	0.02%	0.02%
Total Annual Fund Operating Expenses[4]	1.04%	2.54%	1.27%	0.75%	2.26%	1.00%
Less: Amount of Fee Limitations/ Expense Reimbursements[5]	0.34%	1.56%	0.30%	0.30%	1.59%	0.33%
Total Annual Fund Operating Expenses After Fee Limitations/Expenses Reimbursements[4,6]	0.70%	0.98%	0.97%	0.45%	0.67%	0.67%

1 Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid. This CDSC will not apply to any Class A shares of the Acquiring Fund received in the Reorganization.

2 Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Acquiring Fund to offset small account expenses. Under some circumstances, the Acquiring Fund may waive the quarterly fee. See the Acquiring Fund Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

3 Acquired fund fees and expenses are indirect fees and expenses that each Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

4 The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Funds’ Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Funds’ Financial Highlights in the Funds’ prospectuses, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

5 Aberdeen Funds and ASII have entered into a written contract limiting operating expenses to 0.65% for all classes of the Acquiring Fund. This contractual limitation may not be terminated before February 28, 2023, without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. Aberdeen Funds is authorized to reimburse ASII for management fees previously limited and/or for expenses previously paid by ASII, provided, however, that any reimbursements must be paid at a date not more than three years after the date when ASII limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by ASII.

6 Aberdeen Investment Funds and ASII have entered into a written contract pursuant to which ASII will waive fees and reimburse expenses so that the Target Fund’s operating expenses do not exceed 0.69% for Class A shares and 0.44% for Institutional Class shares of the Target Fund, which may not be terminated before February 28, 2022, without approval from the Independent Trustees. This expense limitation excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Target Fund’s business. The Target Fund is authorized to reimburse ASII for management fees previously limited and/or for expenses previously paid by ASII; provided, however, that any reimbursements must be paid at a date not more than three years after the date when ASII limited the fees or paid the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by ASII.

Example. These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. It assumes a 5% return each year and no change in expenses or in the expense limitations for the Acquiring Fund, which will be in place until February 28, 2022, with respect to the Target Fund and February 28, 2023, with respect to the Acquiring Fund. Although your actual costs may be higher or lower based on these assumptions your costs would be:

ASSUMING YOU REDEEM YOUR SHARES:

The following table is based on amounts for the fiscal year ended October 31, 2020:

Class A	1 Year	3 Years	5 Years	10 Years
Total Return Bond Fund	$72	$297	$541	$1,240
Global Absolute Return Strategies Fund	$397	$922	$1,474	$2,975
Pro Forma Combined Fund	$396	$647	$933	$1,748

Institutional Class	1 Year	3 Years	5 Years	10 Years
Total Return Bond Fund	$46	$210	$387	$902
Global Absolute Return Strategies Fund	$68	$553	$1,065	$2,471
Pro Forma Combined Fund	$68	$268	$503	$1,178

How do the Funds’ portfolio turnovers compare?

The Funds pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performance. The Target Fund’s portfolio turnover rate during its fiscal year ended October 31, 2020, expressed as a percentage of the average value of its portfolio, was 269%. The Acquiring Fund’s portfolio turnover rate during its fiscal year ended October 31, 2020, expressed as a percentage of the average value of its portfolio, was 238.35%. If shareholders approve the reorganization, the Acquiring Fund is expected to turnover [100]% of the portfolio as it reconfigures its portfolio holdings to align with the Acquiring Fund’s investment strategy. If the Reorganization was completed on [May 14], 2021, shareholders of the Combined Fund will bear the expenses of the transaction costs related to the portfolio turnover, which is estimated to be approximately $[1.1 million]. This estimate is subject to change depending on Target Fund assets and market circumstances at the time such sales are made.

How do the Funds’ performances compare?

Target Fund

The bar chart shows how the Target Fund’s annual total returns for Class A have varied from year to year. The table compares the Target Fund’s average annual total returns to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Target Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

ASII became the adviser of the Target Fund on May 22, 2013. However, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Target Fund, was employed by ASII as of that date and continues to manage the Target Fund.

Annual Total Returns – Class A Shares of the Target Fund
(Years Ended Dec. 31)

Year-to-Date Return of the Target Fund as of March 31, 2021: -3.15%

Highest Return: 6.15% - 2nd quarter 2020

Lowest Return: -3.32% - 2nd quarter 2013

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns of the Target Fund
as of December 31, 2020

	1 Year	5 Years	10 Years
Class A shares (inception date: 7/1/92) – Before Taxes	10.53%	5.07%	4.07%
Class A shares – After Taxes on Distributions	7.34%	3.48%	2.63%
Class A shares – After Taxes on Distributions and Sales of Shares	6.45%	3.25%	2.57%
Institutional Class shares (inception date: 11/17/99) – Before Taxes	10.78%	5.31%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	7.51%	4.44%	3.84%

Acquiring Fund

The bar chart shows how the Acquiring Fund’s annual total returns for Institutional Service Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Acquiring Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch 3-Month US Treasury Note Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Acquiring Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The Acquiring Fund changed its investment objective and strategies effective November 15, 2019 and August 15, 2016. Performance information for periods prior to November 15, 2019 and August 15, 2016 reflect different investment strategies. In connection with the change in investment objective and strategy on November 15, 2019, the Acquiring Fund changed its name from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen Global Absolute Return Strategies Fund. In connection with the change in investment objective and strategy on August 15, 2016, the Acquiring Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund.

Annual Total Returns – Institutional Service Class Shares of the Acquiring Fund

(Years Ended Dec. 31)

Year-to-Date Return of the Acquiring Fund as of March 31, 2021: -1.49%

Highest Return: 5.19% - 1st quarter 2016

Lowest Return: -3.85% - 3rd quarter 2014

After-tax returns are shown in the following table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns of the Acquiring Fund as of December 31, 2020

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.07%	4.50%	2.05%
Class C shares – Before Taxes	4.48%	4.40%	1.63%
Institutional Class shares – Before Taxes	6.56%	5.42%	2.64%
Institutional Service Class shares – Before Taxes	6.37%	5.31%	2.51%
Institutional Service Class shares – After Taxes on Distributions	6.27%	4.41%	1.74%
Institutional Service Class Shares – After Taxes on Distributions and Sale of Fund Shares	3.77%	3.73%	1.60%
ICE BofA Merrill Lynch 3-Month US Treasury Note Index (reflects no deduction for fees, expenses or taxes)	0.74%	1.23%	0.65%

The Global Absolute Return Strategies Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Global Absolute Return Strategies Fund at the closing of the Reorganization.

Who are the service providers?

ASII serves as the investment adviser to each of the Target Fund and the Acquiring Fund, and will serve as the investment adviser to the Combined Fund. The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a wholly-owned subsidiary of Standard Life Aberdeen plc (“SLA”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. SLA, combined with its subsidiaries and affiliates, manages or administers approximately $632.4 billion in assets as of June 30, 2020. SLA provides asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. Aberdeen Asset Managers Limited serves as the subadviser to the Acquiring Fund, and will serve as the subadviser to the Combined Fund. Aberdeen Asset Managers Limited, a Scottish Company, located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, is an affiliate of ASII and wholly owned by Aberdeen PLC.

The Target Fund and Acquiring Fund have the same investment adviser, distributor, transfer agent, auditor and custodian, as shown in the table below. The Target Fund is not subadvised, and Aberdeen Asset Managers Limited serves as subadviser of Acquiring Fund. For more information about the investment advisory fees of the Target Fund and the Acquiring Fund and for a detailed description of the management of the Acquiring Fund and other service providers to the Acquiring Fund, please see “Comparison of the Target Fund and Acquiring Fund—Who manages the Funds?” and “—Who are the other service providers?” below.

	Target Fund	Acquiring Fund
Adviser	Aberdeen Standard Investments Inc. (portfolio managers: Aberdeen North American Fixed Income Team)	Aberdeen Standard Investments Inc. (portfolio managers: Aberdeen Multi-Asset Team)

Subadviser	None	Aberdeen Asset Managers Limited

Administrator	State Street Bank and Trust Company (“State Street”)	Aberdeen Standard Investments Inc. (State Street serves as sub-administrator)

Transfer Agent	DST Asset Manager Solutions, Inc. (“DST”)	DST

Custodian	State Street	State Street

Distributor	Aberdeen Fund Distributors LLC	Aberdeen Fund Distributors LLC

Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP

How are shares priced?

The price of each share of the Target Fund or the Acquiring Fund is based on its per share net asset value (“NAV”). The NAV per share of a class is generally determined by dividing the total net market value of the securities and other assets in a Fund’s portfolio allocable to such class, less liabilities allocable to such class, by the total number of shares outstanding of such class.

The NAV for shares of each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally at 4 p.m. Eastern time) on days the Exchange is open. A purchase, exchange or redemption order will be priced at the next NAV calculated after the order is received by the Fund (plus any applicable sales charge).

Please note that when calculating the dollar value of your shares with respect to the Reorganization, the net asset value of a Target Fund share will be determined in accordance with the procedures described under “Investing with Aberdeen Funds—Pricing of Fund Shares” in the Acquiring Fund Statutory Prospectus and “Valuation of Shares” in the Acquiring Fund’s Statement of Additional Information and in accordance with the Acquiring Fund’s valuation procedures. These procedures are the same as those used by the Target Fund and are detailed below.

Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Funds’ Board of Trustees.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, Aberdeen Funds and Aberdeen Investment Funds may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

Aberdeen Funds and Aberdeen Investment Funds may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

What are the sales load, redemption fee and Rule 12b-1 arrangements for the Funds?

Class A Shares. Class A shares of the Target Fund are not subject to any sales charges. Class A shares of the Acquiring Fund are subject to a maximum sales charge of 3.00%. The sales charge is calculated as a percentage of the offering price for Class A shares. Sales charges are reduced as the amount increases, provided the amount invested reaches certain specified levels. There is no sales charge on Acquiring Fund Class A shares on purchases of $1,000,000 or more, but Acquiring Fund Class A shares may be subject to a contingent deferred sales load of 1.00% if a redemption is made within 18 months of purchase if no sales charge was paid on the original purchase and a finder’s fee was paid. Target Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares of the Acquiring Fund and will not be subject to any contingent deferred sales charge on Class A shares of the Acquiring Fund with respect to such shares. However, Class A shares of the Acquiring Fund purchased after the Reorganization will be subject to any applicable sales charges. Class A shares of the Target Fund and the Acquiring Fund are subject to a Rule 12b-1 fee at an annual rate of 0.25% of each Fund’s average daily net assets attributable to its respective Class A shares.

Institutional Class Shares. Institutional Class shares of the Target Fund and the Acquiring Fund are offered at net asset value with no front-end or contingent deferred sales charge and are not subject to a Rule 12b-1 fee.

Redemption Fees. The Target Fund and the Acquiring Fund do not charge redemption fees.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Target Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds, the Adviser and/or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Funds over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

How do the Funds’ purchase, redemption and exchange policies and procedures and dividend policies compare?

The Target Fund’s and Acquiring Fund’s purchase, redemption and exchange policies and procedures are similar. The Target Fund declares and distributes its net investment income, if any, to shareholders as dividends monthly. The Acquiring Fund declares and distributes its net investment income, if any, to shareholders as dividends annually. For more information, see “Comparison of the Target Fund and Acquiring Fund—How do the Funds’ dividends and distributions, purchase, redemption and exchange policies differ?” and “Additional Information About the Acquiring Fund.”

Where can I find more financial information about the Funds?

The Target Fund’s and the Acquiring Fund’s Annual Reports, which are incorporated herein by reference, show per share information for each of the past five fiscal years. The Annual Reports also contain a discussion of the applicable Fund’s performance during the past fiscal year. These documents also are available upon request. (See “Contacting Aberdeen Funds” below).

What are the principal risks associated with investments in the Funds?

The risks identified below are the principal risks of investing in the Target Fund and the Acquiring Fund. Both Funds are subject to some of the same principal risks, but there are some substantial differences. The Acquiring Fund has greater exposure to risks associated with equity securities and equity markets as compared to the Target Fund. In addition, the Acquiring Fund may be subject to greater risks relating to derivatives to the extent that the Acquiring Fund uses more or different derivatives techniques compared to the Target Fund.

All investments have risks to some degree and it is possible that you could lose money by investing in a Fund. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee a Fund will achieve its investment objective. For more information on the risks associated with the Acquiring Fund, see the “Additional Information on Portfolio Instruments and Investment Policies” section of the Acquiring Fund’s Statement of Additional Information.

Each Fund is subject to the principal risks set out below.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Management Risk – The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk – A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Fixed Income Securities Risk – Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

The Target Fund is also subject to the principal risks set out below.

Asset-Backed Securities Risk – Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Mortgage-Related Securities Risk – The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Municipal Securities Risk – The Fund may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond will fall when interest rates rise and will rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, the Fund will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on Municipal bonds. The Fund will not independently review the basis for those tax opinions. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk.

Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.

Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

The Acquiring Fund is also subject to the principal risks set out below.

Absolute Return Strategy Risk – Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.

Credit Default Swap Risk – The Fund may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, particularly selling credit default swaps, involve special risks and may result in losses to the Fund.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Non-Hedging Foreign Currency Trading Risk – Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Financials Sector Risk – To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

U.S. Government Securities Risk – Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guaranty the net asset value of a Fund’s shares.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

REASONS FOR THE REORGANIZATION

Background

ASII, the investment adviser to the Target Fund and the Acquiring Fund, proposed the Reorganization because it decided to cease offering the total return bond strategy employed by the Target Fund and the Reorganization provides Target Fund shareholders with an alternative to liquidating the Target Fund that is intended to be tax-free for federal income tax purposes and would provide Target Fund shareholders the opportunity to gain exposure to ASII’s global absolute return strategy. ASII believes that the Reorganization is in the best interests of the Total Return Bond Fund’s shareholders. It is anticipated after the Reorganization, that the shareholders of the Acquiring Fund will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization; however, shareholders of the Combined Fund can expect to pay higher net expenses than those now paid by Total Return Bond Fund shareholders.

Board Consideration of the Reorganization

At a meeting held on May 4, 2021, all the Trustees of the Target Fund, including the Trustees who are not “interested persons” of the Target Fund, as such term is defined in the 1940 Act (the “Independent Trustees”), considered and approved the Reorganization Agreement. For the reasons more fully described below, the Board determined that the Reorganization was in the best interests of the Target Fund and its shareholders as a means to provide shareholders of the Target Fund with maximum flexibility, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. At the meeting and throughout the course of the Board’s considerations of these matters, the Independent Trustees were advised by an independent legal counsel that is experienced in 1940 Act matters. The Board of Trustees of Aberdeen Funds (the “Acquiring Fund Board”) also approved the Reorganization Agreement on behalf of the Acquiring Fund.

ASII informed the Board that after August 31, 2021, it would no longer offer the investment strategy pursued by the Target Fund. As a result, ASII and the Board concluded that it would no longer be in the best interests of the Target Fund and its shareholders to continue to operate the Fund in its current form after that date.

ASII informed the Board that it believes that certain shareholders may prefer a tax-free reorganization over a fund liquidation which would result in capital gains and losses when the fund distributes the proceeds of the liquidation. Offering the dual vote options enables each shareholder to vote according to their preference. Even if shareholders approve the Plan of Reorganization, they may redeem their shares at any time. ASII informed the Board that it believes that the Reorganization is in the best interests of the Total Return Bond Fund’s shareholders as an alternative to a full liquidation of the Target Fund. ASII said that it believes that, after the Reorganization, the shareholders of the Acquiring Fund will benefit from the expected operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization; however, shareholders of the Acquiring Fund following the completion of the Reorganization can expect to pay higher net expenses than those now paid by Target Fund shareholders.

In response to ASII’s decisions and recommendations, the Board considered various alternatives, including the liquidation of the Fund and a proposed tax-free reorganization of the Target Fund into another entity. The Board considered the fact that if the Target Fund were to liquidate, shareholders may realize additional capital gains or capital losses when the Target Fund distributes the proceeds of the liquidation, depending on their own individual tax situations. The Board believes that in light of these potential tax effects, certain of the Target Fund’s shareholders may prefer a tax-free reorganization of the Target Fund into another fund so as to defer any such potential tax effect. For this reason, among others, the Board believes that it would be in the best interests of shareholders to offer shareholders a choice of a tax-free reorganization as an alternative to a complete liquidation of the Target Fund.

After considering various other factors, as described below, the Board concluded that under the circumstances, it would be in the best interests of shareholders to offer the Reorganization as an alternative to the Liquidation.

Before approving the Reorganization Agreement, the Trustees evaluated information provided by management of the Funds and reviewed various factors about the Target Fund and the Acquiring Fund and the Reorganization.

When evaluating the Reorganization Agreement, the Board considered the following factors, among others:

•	ASII’s decision to cease offering the total return bond strategy employed by the Target Fund;

•	the degree to which ASII is waiving fees and reimbursing expenses with respect to the Target Fund, and the Target Fund’s continued and sustained lack of profitability to ASII;

•	if the Target Fund were to liquidate completely, certain shareholders may realize capital gains or capital losses that they may otherwise defer;

•	certain shareholders may benefit from having the option of a tax-free reorganization as an alternative to a complete liquidation;

•	the small asset size of the Acquiring Fund relative to the size of the Target Fund;

•	the expectation that the Combined Fund will have (i) a projected gross operating expense ratio for each class higher than that of the corresponding class of the Target Fund prior to the Reorganization, and (ii) a projected net operating expense ratio for each class higher than that of the corresponding class of the Target Fund prior to the Reorganization, after taking into account the contractual fee waiver and expense reimbursement arrangement;

•	the recognition that, if the Reorganization were completed on [May 14, 2021], the Acquiring Fund would incur trading expenses of approximately $[1.1 million] to realign its portfolio holdings to made them consistent with the investment objective and principal investment strategies of the Acquiring Fund, which estimate is subject to change depending on Target Fund assets and market circumstances at the time such sales are made;

•	the fact that the Reorganization likely would result in an annual limitation on the Acquiring Fund’s capital loss carry-forwards;

•	the Acquiring Fund’s performance history and the comparative historical performance of the Target Fund and the Acquiring Fund;

•	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes;

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the fact that ASII or its affiliates will bear costs arising in connection with the Reorganization including, but not limited to, proxy preparation and proxy solicitation costs, printing costs, legal fees and costs of the Reorganization (shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio with the strategy of the Acquiring Fund);

•	the fact that the Acquiring Fund will assume all of the liabilities of the Target Fund;

•	alternatives available to shareholders of the Target Fund, including the ability to redeem their shares daily; and

•	the feasibility of other alternatives, including liquidation (which would require shareholder approval by Target Fund shareholders), reorganization into another fund, or continued operation of the Target Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board believes that, but for the requirement of shareholder approval, it would be preferable to liquidate the Target Fund.

After considering various other factors, as described above, the Board concluded, however, that under the circumstances, it would be in the best interests of shareholders to offer the Reorganization as an alternative to the Liquidation, even though each of the current net operating expense ratio for each class of the Target Fund (i.e., operating expense ratio after taking into account the applicable contractual expense limitation) and current gross operating expense ratio for each class of the Target Fund (i.e., operating expense ratio before taking into account waivers and reimbursements) is lower than the current net operating expense ratio for the corresponding class of the Acquiring Fund.

The Board concluded that in order to comply with the requirements and formalities of holding a special meeting of shareholders, the Reorganization and Liquidation would be presented to shareholders in two separate votes within a single special meeting of shareholders, with the vote on the Reorganization and the primary matter under consideration and the Liquidation as the subordinate option in the alternative.

The determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved the Reorganization Agreement and directed that the Reorganization Agreement be submitted to shareholders of the Target Fund for approval.

The Reorganization Agreement is subject to certain closing conditions and termination rights, including the Board’s right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Target Fund and the Acquiring Fund Board’s right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Acquiring Fund. In the event that the Board determines not to proceed with the Reorganization, the Board has approved the Liquidation of the Target Fund, subject to approval of Target Fund shareholders, as discussed in Proposal 2.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CONSIDER VOTING FOR PROPOSAL 1 AS AN ALTERNATIVE TO PROPOSAL 2.

INFORMATION ABOUT THE REORGANIZATION AND THE REORGANIZATION AGREEMENT

The following is a summary of the Reorganization Agreement and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

The Reorganization must be approved by the Target Fund’s shareholders. In the event the Target Fund fails to receive sufficient votes for approval of the Reorganization or the Liquidation, the Board of the Target Fund will consider other options.

If the shareholders of the Target Fund approve the Reorganization, the Reorganization will take place after the parties to the Reorganization Agreement satisfy various conditions. The Reorganization Agreement contains a number of conditions that must be met before either the Target Fund or the Acquiring Fund is obligated to proceed with the Reorganization. These include, among others, that (1) the Funds receive from the Funds’ counsel certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with certain laws and regulations (including an opinion from special counsel to Aberdeen Funds that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); (2) both the Target Fund and the Acquiring Fund receive from Aberdeen Funds’ counsel the tax opinion described below under “What are the federal income tax consequences of the Reorganization?”; and (3) each of the Target Fund and the Acquiring Fund receive certain certificates from the other Fund’s officers concerning the continuing accuracy of its representations and warranties made in the Reorganization Agreement. The Reorganization Agreement contains a number of representations and warranties made by the Target Fund to the Acquiring Fund related to, among other things, its legal status, compliance with laws and regulations and financial position and also contains similar representations and warranties made by the Acquiring Fund to the Target Fund.

If the shareholders of the Target Fund approve the Reorganization Agreement and various conditions are satisfied, the Target Fund will deliver to the Acquiring Fund all of its assets and liabilities on the closing date of the Reorganization. In the exchange, the Target Fund will receive the Acquiring Fund’s shares to be distributed pro rata to the Target Fund’s shareholders. Each shareholder of the Target Fund will receive the number of full and fractional shares of the Acquiring Fund and share class equal in value to the value of the shares of the Target Fund as follows:

Total Return Bond Fund	Global Absolute Return Strategies Fund
Class A	Class A
Institutional Class	Institutional Class

The Reorganization is scheduled to occur on a date agreed to by the parties to the Reorganization Agreement (hereafter, the “Closing Date”), which is currently expected to be on or about August 27, 2021. The value of the assets of the Target Fund will be the value of such assets as of the close of business of the Exchange (normally 4:00 p.m., Eastern time). The net asset value of a Target Fund share will be determined in accordance with the procedures described in the Acquiring Fund’s Statutory Prospectus and the Acquiring Fund’s Statement of Additional Information and in accordance with the Acquiring Fund’s valuation procedures.

The liquidation and distribution with respect to each class of the Target Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to newly-opened accounts on the books of that Acquiring Fund in the names of the Target Fund shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund shares issued in connection with such exchange.

After such distribution, the Target Fund will take all necessary steps under the 1940 Act, applicable state law, its governing instruments, and any other applicable law to cease operating as an investment company, to cease the continuous offering of its shares, and to liquidate and dissolve.

The Reorganization Agreement may be amended as deemed necessary by the authorized officers of the Target Fund or the Acquiring Fund, provided that following the Meeting no amendment may change the provisions for determining the number of shares to be issued to Target Fund shareholders to the detriment of shareholders without their further approval. The Reorganization Agreement may be terminated at any time at or prior to the Closing Date by a vote of a majority of the Board of Trustees of the Board or the Acquiring Fund Board.

ASII currently anticipates that there will be a need for significant portfolio realignment of the Combined Fund because the Funds are currently managed pursuant to differing investment objectives, strategies and policies. It is anticipated that the Combined Fund will dispose of approximately [100]% of the assets acquired from the Target Fund. If the Reorganization were completed on [May 14], 2021, the transaction costs anticipated to be incurred in portfolio realignment are estimated to be approximately $[1.1 million]. This estimate is subject to change depending on Target Fund assets and market circumstances at the time such sales are made. In addition, when the portfolio assets of the Combined Fund are sold, the tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the applicable Fund’s basis in such securities. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to Combined Fund’s shareholders. As of October 31, 2020, the Acquiring Fund had approximately $295,000 of capital loss carryforwards, it is expected that those capital loss carryforwards will be subject to restrictions as a result of the Reorganization, and, therefore, its ability to offset any net gain on the portfolio realignment of the Combined Fund after the Closing Date may be significantly diminished, perhaps significantly. If the Reorganization is approved and you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Who will pay the expenses of the Reorganization?

ASII or its affiliates will bear costs arising in connection with the Reorganization including, but not limited to, proxy preparation and proxy solicitation costs, printing costs, legal fees and costs of the Reorganization. Shareholders will continue to pay brokerage or trading expenses, including those related to securities sold immediately following the Reorganization to realign the portfolio with the strategy of the Acquiring Fund.

What are the federal income tax consequences of the Reorganization?

Treatment as a Tax-Free Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the Target Fund and the Acquiring Fund, it is expected that Dechert LLP will provide a legal opinion substantially to the effect that, for federal income tax purposes:

•	the transfer of all of the Target Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund of such Acquiring Fund shares to shareholders of the Target Fund in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

•	except for gain or loss regularly attributable to the termination of the Target Fund’s taxable year, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution of the Acquiring Fund shares to the Target Fund’s shareholders in exchange for their shares of the Target Fund;

•	no gain or loss will be recognized by shareholders of the Target Fund upon the exchange of their Target Fund shares of common stock for the Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Target Fund;

•	the aggregate tax basis of the Acquiring Fund shares received by each of the Target Fund’s shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares of common stock held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares to be received by each Target Fund shareholder will include the period during which the Target Fund shares of common stock exchanged therefor were held by such shareholder (provided that such Target Fund shares of common stock were held as capital assets on the date of the Reorganization); and

•	except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Target Fund’s taxable year, the tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

ASII has not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Prior to the Closing Date, the Target Fund may declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

General Limitation on Capital Losses. In certain cases, a fund’s ability to use capital losses is limited following a reorganization. [As of the fiscal year ended October 31, 2020, the Acquiring Fund had approximately $295,000 of capital loss carryforwards, with such amounts expected to be limited as to usage in any one year pursuant to certain federal income tax rules relating to corporate ownership changes.]

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization of the Target Fund, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Acquiring Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

If the Reorganization is approved and you do not wish to have your Target Fund shares exchanged for shares of the Acquiring Fund, you should redeem your shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

What should I know about shares of the Acquiring Fund?

If the Reorganization is approved by the Target Fund’s shareholders, full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Target Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, and non-assessable and will have no pre-emptive or conversion rights. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. As of the Closing Date, outstanding certificates, if any, representing shares of the Target Fund will be canceled.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The capitalization table below this paragraph sets out, as of [ ], 2021, the capitalizations of the Target Fund and the Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on [ ], 2021, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs. Each shareholder of the Target Fund will receive the number of full and fractional shares of the Acquiring Fund equal in value to the value (as of the last Business Day prior to the Closing Date) of the shares of the Target Fund.

	Total Return Bond Fund (unaudited)		Global Absolute Return Strategies Fund (unaudited)		Pro forma Adjustments to Capitalization (unaudited)		Global Absolute Return Strategies Fund after Reorganization (combined) (estimated)
Net Assets
Class A	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C		$—	$	[ ]		$—	$	[ ]
Institutional Service		$—	$	[ ]		$—	$	[ ]
Institutional	$	[ ]	$	[ ]	$	[ ]	$	[ ]
	$	[ ]	$	[ ]			$	[ ]
Shares Outstanding
Class A		[ ]		[ ]		[ ]		[ ]
Class C		—		[ ]		—		[ ]
Institutional Service		—		[ ]		—		[ ]
Institutional		[ ]		[ ]		[ ]		[ ]
		[ ]		[ ]		[ ]		[ ]
Net Asset Value per Share
Class A	$	[ ]	$	[ ]			$	[ ]
Class C		—	$	[ ]			$	[ ]
Institutional Service		—	$	[ ]			$	[ ]
Institutional	$	[ ]	$	[ ]			$	[ ]

COMPARISON OF TARGET FUND AND ACQUIRING FUND

Who manages the Funds?

ASII, a Delaware corporation formed in 1993, began serving as the investment adviser to the Target Fund on May 22, 2013. ASII began serving as the investment adviser to the Acquiring Fund on July 20, 2009. ASII’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. ASII manages and supervises the investment of each Fund’s assets on a discretionary basis.

ASII is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a direct wholly-owned subsidiary of Standard Life Aberdeen plc, which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. Standard Life Aberdeen plc manages or administers approximately $632.4 billion in assets as of June 30, 2020. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc operates under the name and is herein referred to collectively as Aberdeen Standard Investments.

In rendering investment advisory services, the Adviser, and Subadviser, described below, may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of the Adviser. No remuneration is paid by the Funds with regards to the MOU.

Aberdeen Asset Managers Limited (“AAML”), a Scottish Company, serves as Subadviser to the Acquiring Fund. AAML’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. AAML is responsible for the day-to-day management of the Acquiring Fund. To the extent that AAML does not have management over a specific portion of the Acquiring Fund’s assets, AAML will assist the Adviser with oversight for the Acquiring Fund. When a portfolio management team from AAML is allocated a specific portion of the Acquiring Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. AAML is an affiliate of the Adviser and wholly owned by Aberdeen PLC.

Portfolio Manager Information

The Target Fund is managed by the North American Fixed Income Team. The team works in an open floor plan environment in an effort to foster communication among all members. The Adviser utilizes a team, rather than an individual approach, because it believes the team brings both greater depth and experience to the portfolio management process. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The team is jointly and primarily responsible for the day-to-day management of the Target Fund, with the following members having the most significant responsibility for the day-to-day management of the Target Fund:

Lynn Chen, CFA®, Head of Total Return Bond. Lynn Chen is Head of Total Return Bond on the North American Fixed Income team. Lynn joined ASII in May 2013 following the acquisition of Artio Global Management. From 2002-2013, she held a role similar to a Senior Investment Manager with Artio Global Management’s Fixed Income Group. Prior to that, she was a Fixed Income Portfolio Manager at JP Morgan Fleming Asset Management and Chase Asset Management. Previously, she was a Junior Portfolio Manager at Nippon Life Americas. Lynn graduated with a BA from Beijing University and an MPA from Princeton University, Woodrow Wilson School of Public & International Affairs. She is a CFA Charterholder.

Svetlin Krastev, CFA®, Investment Director. Svetlin Krastev is an Investment Director on the North American Fixed Income team responsible for managing the corporate bond sleeve of the Total Return Bond strategy. Svetlin joined ASII in May 2013 following the acquisition of Artio Global Management. He held a similar role with Artio Global Management’s Fixed Income Group for nine years. Prior to that, he was a Credit Analyst at Lloyds TSB Bank PLC. Svetlin graduated with a BBA from European University, Brussels, Belgium and an MBA from the University of Notre Dame. He is a CFA Charterholder.

Michael Waggaman, Investment Director. Michael Waggaman is an Investment Director on the North American Fixed Income team. Michael joined ASII in May 2013 following the acquisition of Artio Global Management. From 2006-2013, he held a similar role with Artio Global Management’s Fixed Income Group. Prior to that, he was a Fixed Income Analyst at General Re – New England Asset Management. Michael graduated with a BA from the University of Chicago.

The Acquiring Fund is managed by the Multi-Asset Team. The team works in a truly collaborative fashion. The team works in an open floor plan environment in an effort to foster communication among all members. ASII does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by ASII’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Multi-Asset Team is jointly and primarily responsible for the day-to-day management of the Acquiring Fund, with the following members having the most significant responsibility for the day-to-day management of the Acquiring, as indicated:

Katy Forbes, CFA®, Investment Director. Katy Forbes is an Investment Director in the Multi-Asset Investing Team at ASII. She is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team. She joined the Government bond team in 2008 as a secondary manager on the inflation-linked bond funds and was appointed primary manager of UK inflation-linked funds in 2010. Katy joined Standard Life Investments in 2001 holding various roles on the Treasury team and as Asset and Liability Manager for Standard Life Bank. She holds a BSc (1st class honors) from the University of Edinburgh and is a CFA® charterholder.

Thomas Maxwell, CFA®, Investment Director. Thomas Maxwell is an Investment Director in the Multi-Asset Solutions Team at Aberdeen Standard Investments. Thomas is a co-manager of both Global Focused Strategies and the Absolute Return Global Bond Strategies and is a member of the Strategic Investment Group. Prior to joining the Multi-Asset Solutions team in July 2018, Thomas was a portfolio manager within the Credit team for global credit funds, and he had research responsibilities for the financial sector. Thomas joined Standard Life Investments in 2010 as a credit analyst. Thomas graduated with a BA (Hons) from Manchester University, holds the Investment Management Certificate and is a CFA® charterholder.

Scott Smith, CFA®, Investment Director. Scott Smith is an Investment Director within Multi-Asset Fund Management at Aberdeen Standard Investments and is a member of the Strategic Investment Group and the GARS portfolio construction team. Scott is also responsible for ensuring that asset allocation views are expressed effectively and consistently across a range of internal and third party funds. Previous experience involved implementation and oversight of derivative-based absolute return strategies across the business. Scott joined Standard Life Investments in 2006 as a performance analyst, working on a broad range of funds covering fixed-interest, equities and property. In 2010 he moved to the Multi-Asset Investing Team. Scott graduated with an MA (Hons) in Economics with Business Economics from University of Glasgow. He also has an MPhil in International Finance and Economic Policy from the University of Glasgow and has the Investment Management Certificate (IMC) and is a CFA® charterholder.

Alistair Veitch, Investment Director. Alistair Veitch is an Investment Director in the Multi-Asset Solutions Team at Aberdeen Standard Investments. He sits on the Strategic Investment Group, is Chairperson of the Emerging Market Steering Group and a member of the Equity Steering Group. Alistair joined Standard Life Investments (now Aberdeen Standard Investments) in January 2015 as an Investment Director in the Asia & GEM Equities team. Previously, Alistair worked at Blackrock Investment Management, where he managed Asia Pacific (ex-Japan) equity funds across a range of mandates and had responsibility for stock selection across the region. Alistair played an integral role in producing strong fund performance and substantial growth of assets under the team's management. Prior to this, Alistair worked in the Asia Pacific Equity Teams at both Edinburgh Fund Managers and Scottish Equitable, from 1993-1997 and from 1997-1998 respectively. Alistair graduated with a MA Hons (Cantab) in Mathematics from Gonville and Caius College at the University of Cambridge. He also holds the IMC.

The Combined Fund will be managed by the Multi-Asset Team following the Reorganization.

What management fees do the Funds pay?

The annual investment advisory fee for each Fund, as a percentage of the Fund’s average daily net assets, is as follows:

Advisory Fee
Total Return Bond Fund	0.35%

Global Absolute Return Strategies Fund	• 0.60% on assets up to $500 million; • 0.55% on assets of $500 million up to $1 billion; • 0.50% on assets of $1 billion and more

ASII has contractually agreed to reimburse the Target Fund for certain expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of the Fund’s business) that exceed the annual rate of 0.69% and 0.44% of the average daily net assets of the Class A shares and Institutional Class shares, respectively. This contractual limitation may not be terminated before February 28, 2022, without the approval of the Independent Trustees.

ASII has contractually agreed to reimburse the Acquiring Fund for certain expenses (excluding taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses) to 0.65% for all classes of the Acquiring Fund. This contractual limitation may not be terminated before February 28, 2023, without the approval of the Independent Trustees.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Target Fund is available in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020. A discussion regarding the basis for the Acquiring Fund Board’s approval of the investment advisory and subadvisory agreements for the Acquiring Fund is available in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020.

Who are the other service providers?

The Funds have certain of the same service providers, but differ as to others, as detailed below.

Administrator and Custodian

Target Fund. Pursuant to the Administration Agreement State Street Bank and Trust Company (“State Street”), which is located at One Iron Street, Boston, MA 02210, serves as Administrator to the Target Fund. Pursuant to the Master Custodian Agreement, State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as Custodian to the Target Fund.

For its services as custodian and for administrative, fund accounting and other services, the Target Fund pays State Street an annual fee based on the Funds’ net assets equal to 0.003% for custodian services and 0.05% of the first $10 billion of net assets, 0.02% of the next $10 billion of net assets and 0.01% of net assets over $20 billion for administrative and fund accounting services. In addition, the Target Fund pays an annual fee of $3,000 for each share class in excess of one. The Target Fund is subject to an annual minimum fee of $80,000. Prior to January 1, 2018, for its services as custodian and for administrative, fund accounting and other services, the Target Fund paid State Street an annual fee based on the Target Fund’s net assets equal to 0.01%. In addition, the Target Fund paid an annual fee of $5,000 for each share class in excess of two.

Acquiring Fund. Under the terms of a Fund Administration Agreement, ASII provides various administrative and accounting services, including daily valuation of the Acquiring Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Acquiring Fund Board. ASII is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. Fees are computed daily and payable monthly on the first business day of each month and are set at 0.08% of all assets.

Aberdeen Funds has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for its series, including the Acquiring Fund. Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Acquiring Fund. For the administration services provided by State Street to the Acquiring Fund, ASII pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Transfer Agent

Each Fund has entered into a Transfer Agency and Service Agreement with DST Asset Manager Solutions (“DST”) 333 West 11th Street, Kansas City, MO 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Auditors

KPMG LLP serves as the Target Fund’s and the Acquiring Fund’s independent registered public accounting firm and is located at 1601 Market Street, Philadelphia, PA 19103.

Distributor

Aberdeen Fund Distributors LLC (“AFD”), an affiliate of ASII, located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, serves as the Target Fund’s and the Acquiring Fund’s primary distributor. AFD is affiliated with the Funds’ Adviser.

How do the Funds differ with respect to sales charges, Rule 12b-1 plans, administrative service fees and transfer agent out-of-pocket expenses?

Sales Charges

Neither class of shares of the Target Fund is subject to any sales charges and the Institutional Class of the Acquiring Fund is not subject to any sales charges. There is a maximum sales charge of 3.00% for Class A shares of the Acquiring Fund. Target Fund shareholders that receive Class A shares of the Acquiring Fund in the Reorganization will not pay the applicable front-end sales charge of Class A shares of the Acquiring Fund and will not be subject to any contingent deferred sales charge on Class A shares of the Acquiring Fund with respect to such shares. However, Class A shares of the Acquiring Fund purchased after the Reorganization will be subject to any applicable sales charges. For more information on the sales charges of Class A of the Acquiring Fund, see Exhibit C to this Proxy Statement/Prospectus.

Rule 12b-1 Plans

Target Fund. The Target Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act, which permits Class A shares of the Target Fund to compensate the Fund’s distributor or any other entity approved by the Acquiring Fund Board (collectively, “payees”) for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Target Fund’s distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services.

Institutional Class shares pay no 12b-1 fees.

Under the Distribution Plan, the Target Fund pays an annual fee of up to 0.25% of the average daily net assets of the Target Fund that are attributable to Class A shares. The 12b-1 fees are paid from the Target Fund’s assets on an ongoing basis. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges.

Acquiring Fund. The Acquiring Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act, which permits, among other things, Class A shares of the Acquiring Fund to compensate the Fund’s distributor or any other entity approved by the Acquiring Fund Board (collectively, “payees”) for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Acquiring Fund’s distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

Under the Distribution Plan, Class A shares pay the Acquiring Fund’s distributor annual amounts not exceeding 0.25% of daily net assets. These 12b-1 fees are in addition to applicable sales charges and are paid from the Acquiring Fund’s assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges.

Administrative Service Fees

Class A shares of the Acquiring Fund are subject to an administrative service fee of up to 0.25%, which is in addition to Rule 12b-1 fees for Class A shares described above. These fees are paid by the Acquiring Fund to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Acquiring Fund. Under the Administrative Services Plan, the Acquiring Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of Class A assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

As noted above, the Target Fund may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Sub-transfer agency fees may be in addition to the Rule 12b-1 fees for Class A shares described above. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

Transfer Agent Out-of-Pocket Expenses

The Acquiring Fund may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker- dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Acquiring Fund, subject to certain limitations approved by the Acquiring Fund Board. (These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees described above.) Transfer agent out- of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

As noted above, the Target Fund may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Subtransfer agency fees may be in addition to the Rule 12b-1 fees for Class A shares described above. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

What are the differences in the Funds’ Additional Investments, Investment Techniques and Risks?

Both Funds are subject to some of the same principal risks, but there are some substantial differences. The Acquiring Fund has greater exposure to risks associated with equity securities and equity markets as compared to the Target Fund. In addition, the Acquiring Fund may be subject to greater risks relating to derivatives to the extent that the Acquiring Fund uses more or different derivatives techniques compared to the Target Fund.

The following principal risks are substantially the same for the Target Fund and the Acquiring Fund:

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, subcustodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) – A Fund may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks, or for other purposes, as set out below. Derivatives are financial instruments, whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500® Index or the prime lending rate or other reference asset).

Derivatives include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes.

Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates, stock indexes, or other reference assets. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. Futures contracts are traded through regulated exchanges and are “marked to market” daily.

Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period or the right to a cash-settlement payment. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned or constrained by the government.

A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. An inflation swap is a transaction whereby one party can transfer inflation risk to a counterparty in exchange for a fixed payment. Inflation swaps may be used to hedge inflation risk or speculatively to take a view on expected inflation. A Fund may take long or short positions with respect to inflation. A Fund may experience losses if inflation moves in the opposite direction anticipated by the Adviser. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement.

Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500®Index) and commodities. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities.

Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i) to manage a Fund’s interest rate, credit and currency exposure;

(ii) as a substitute for taking a position in the underlying asset (where a Fund’s Adviser or Subadviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);

(iii) to gain an exposure to the composition and performance of a particular index;

(iv) hedging and/or investment purposes; and

(v) to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In addition to the use of financial derivatives instruments, a Fund may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions. In complying with its minimum and maximum investment restrictions, a Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Without limiting the generality of the foregoing, a Fund’s Adviser or Subadviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies). The base currency of each Fund is U.S. Dollars. Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund. Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s Adviser, this is believed to be appropriate.

Derivatives, to the extent used for exposure purposes instead of hedging, often involve leverage, and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Fixed income derivatives are subject to interest rate risk. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity or present mispricing or valuation complexity and make a Fund harder to value, especially in declining markets;

•	a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions;

•	a Fund may suffer disproportionately heavy losses relative to the amount invested; and

•	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk – To the extent that a derivative or practice is not used to hedge a specific risk, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

Regulations requiring clearing of certain swaps and posting and collection of margin for uncleared swaps will reduce, but not eliminate counterparty risk.

Regulatory Risk – The derivatives markets are heavily regulated in the United States and in other jurisdictions. The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2022.

In addition, regulations adopted by prudential regulators that are now in effect will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, Funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. Compliance with the new rule will be required in August 2022.

The U.S. Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts.

Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed and less accessible than other emerging markets.

Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the Statement of Additional Information (“SAI”). Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from the Fund.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration. A Fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations.

Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, a Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. Dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Foreign Securities Risk – The Funds use various criteria to determine which country is deemed to have issued the securities in which the Funds invest. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.

Interest Rate Risk – Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Management Risk – Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Subadviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect a Fund’s investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact a Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following UK’s exit have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK TCA, which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the transition period that expired on December 31, 2020. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the European Parliament. In the event that the European Parliament does not ratify the TCA before February 28, 2021, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to a Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to a Fund. Standard Life Aberdeen plc has detailed contingency plan in place to seek to manage the consequences of Brexit on a Fund and to avoid the effect of any disruption on a Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot be assured that a Fund will not be adversely impacted by Brexit despite these preparations. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. The following describes principal risk factors to which investments in sovereign debt are subject:

Economic Risk — The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

Political Risk — The risks associated with the general political and social environment of instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

Repayment Risk — A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt services as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

The following investments, investment techniques and risks are specific to the Target Fund:

Asset-Backed Securities Risk – Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Asset-backed securities may also be structured as pools of assets whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal, similar to mortgage-backed securities (referred to as “Other Asset-Backed Securities”). The Fund may invest in a variety of Other Asset-Backed securities which may be subject to additional risks.

At times, instability in the markets for fixed income securities, particularly Other Asset-Backed Securities, may significantly decrease the liquidity of portfolios that invest in Other Asset-Backed Securities. In the event of redemptions, the Fund that invests in Other Asset-Backed Securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, the Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can impact the Fund’s performance.

Mortgage-Related Securities Risk – Mortgage-related securities, sometimes referred to as mortgage-backed securities, are pools of residential or commercial mortgages whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal. The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Because of prepayment risk and extension risk, mortgage-related securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

The Fund generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. The Fund may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Fund may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMOs”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

At times instability in the markets for fixed income securities, particularly mortgage-related securities may significantly decrease the liquidity of portfolios that invest in mortgage-backed securities. In the event of redemptions, the Fund that invests in mortgage-related securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, the Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can impact the Fund’s performance.

Municipal Securities Risk – Municipal bonds are securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds. Under certain market conditions, the Adviser may purchase Municipal bonds that the Adviser perceives are undervalued. Undervalued Municipal bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal bonds, the Fund will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on Municipal bonds. The Fund will not independently review the basis for those tax opinions. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity, bonds, pre-refunded municipal securities and auction rate securities.

Portfolio Turnover Risk – The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Variable and Floating Rate Securities Risk – A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

In 2017, the UK Financial Conduct Authority (“FCA”), which regulates the LIBOR administrator, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other reference rates after 2021. It now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months).To the extent that LIBOR contracts do not terminate before that date, and that new LIBOR contracts, there is a risk that potential changes related to the use of LIBOR could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.

The following investments, investment techniques and risks are specific to the Acquiring Fund:

Absolute Return Strategy Risk – Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.

Credit Default Swap Risk – The Fund may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may increase credit risk since the Fund may have exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market or the Fund’s use of swaps could be disrupted or limited as a result of changes in legislation or regulation, and these changes could adversely affect the Fund. As a seller in a credit default swap contract, the Fund pays the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. The Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund’s investments in lower-rated securities may involve the following specific risks:

● greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

● wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

● greater risk of loss due to declining credit quality.

The Fund may incur expenses to the extent necessary to seek recovery upon issuer default or to negotiate new terms with a defaulting issuer.

Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If the Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.

Non-Hedging Foreign Currency Trading Risk – The Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Securities Lending – The Fund may lend its portfolio securities. If the Fund lends securities, the Fund may be subject to the risk of default by the borrower. When the Fund lends its securities it will typically receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to the Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. When the Fund lends its securities it may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Temporary Investments – Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

● short-term U.S. Government securities;

● certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

● prime quality commercial paper;

● repurchase agreements covering any of the securities in which the Fund may invest directly; and

● shares of money market funds.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings. In addition, pending investment of cash balances or for other cash management purposes, the Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.

U.S. Government Securities Risk – Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of the Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.

In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage-backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.

Valuation Risk – The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

How do the Funds’ dividends and distributions, and purchase, redemption and exchange policies differ?

Dividends and Other Distributions

The Target Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The Target Fund and the Acquiring Fund expects to declare and distribute their capital gains, if any, to shareholders at least annually.

Each Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. For more information about dividends, distributions and the tax implications of investing in the Acquiring Fund, please see the section entitled “Additional Information About the Acquiring Fund—Distributions and Taxes” in Exhibit C to this Proxy Statement/Prospectus.

Purchases, Redemptions and Exchanges of Shares

More detailed information regarding how shareholders can purchase, redeem and exchange shares of the Acquiring Fund is available in Exhibit C to this Proxy Statement/Prospectus, “Additional Information About the Acquiring Fund.” More information regarding how shareholders can purchase, redeem and exchange shares of the Target Fund is available in the Total Return Bond Fund Statutory Prospectus.

Certain purchase, redemption and exchange procedures employed by the Target Fund and the Acquiring Fund are similar. Each Fund offers shares through its distributor on a continuous basis. Investors may exchange their shares for shares of the same class of another fund in the Aberdeen mutual fund complex, subject to certain restrictions. The table below sets out certain purchase, redemption and exchange policies of the Target Fund and the Acquiring Fund, although certain exceptions apply as set out in the Total Return Bond Fund Statutory Prospectus and in Exhibit C to this Proxy Statement/Prospectus, “Additional Information About the Acquiring Fund.” The investment minimums in the table below will not apply to shares received in connection with the Reorganization.

	Class A		Institutional Class
	Target Fund	Acquiring Fund	Target Fund	Acquiring Fund
To open an account	$1,000	$1,000	$1,000,000	$1,000,000
Additional investments	$50	$50	No Minimum	No Minimum
To open an IRA account	$1,000	$1,000	–	–
To start an Automatic Investment Plan	$1,000	$1,000	–	–
Additional investments through Automatic Investment Plan	$50	$50	–	–

Closing of the Total Return Bond Fund to Investments

In anticipation of the Reorganization or Liquidation, the Total Return Bond Fund will be closed to investments effective as of the close of business on August 27, 2021. The closure will apply to all investments including automatic investments, dividend reinvestments and any other investment options.

Are there any significant differences between the charter documents of Aberdeen Investment Funds and the charter documents of Aberdeen Funds?

In General

The Target Fund, which is a series of Aberdeen Investment Funds, a Massachusetts business trust, is governed by the laws of The Commonwealth of Massachusetts and by Aberdeen Investment Funds’ Amended and Restated Master Trust Agreement (“Declaration of Trust”).

The Acquiring Fund, which is a series of Aberdeen Funds, a Delaware statutory trust, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and its Amended and Restated Agreement and Declaration of Trust (the “Aberdeen Declaration”). As is common for Delaware statutory trusts, internal governance matters of Aberdeen Funds are generally a function of the terms of the Aberdeen Declaration and related bylaws. Aberdeen Funds has taken advantage of the flexibility of the Delaware Act which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

The operations of Aberdeen Investment Funds and Aberdeen Funds are also subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The following is a summary of certain rights of shareholders under the charter documents governing Aberdeen Investment Funds and Aberdeen Funds and under applicable law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and the applicable law directly for a more thorough description.

Aberdeen Investment Funds

Shareholder Voting

Aberdeen Investment Funds is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Pursuant to Aberdeen Investment Funds’ Declaration of Trust, each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders of Aberdeen Investment Funds do not have cumulative voting rights in the election of trustees or on any other matter. Meetings of shareholders of Aberdeen Investment Funds may be called by the trustees or upon the written request of holders of not less than 10% of shares then outstanding for the purpose of voting upon removal of any Trustee. Shareholders shall have power to vote only (i) for the election or removal of trustees, (ii) with respect to any contract with a contracting party as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of Aberdeen Investment Funds or any series thereof, (iv) with respect to any amendment of Aberdeen Investment Funds’ Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Aberdeen Investment Funds or any series thereof or the shareholders (provided, however, that a shareholder of a particular series shall not be entitled to a derivative or class action on behalf of any other series (or shareholder of any other series) of Aberdeen Investment Funds) and (vi) with respect to such additional matters relating to Aberdeen Investment Funds as may be required by the 1940 Act, Aberdeen Investment Funds’ Declaration of Trust, Aberdeen Investment Funds’ By-Laws or any registration of Aberdeen Investment Funds with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Generally, subject to certain provisions of the Aberdeen Investment Funds’ Declaration of Trust, Aberdeen Investment Funds’ By-Laws or applicable law which may require a different vote: (1) in all matters other than the election of trustees, the affirmative vote of the majority of shares voted at a shareholders’ meeting at which a quorum is present shall decide any questions; (2) trustees shall be elected by a plurality of the shares voted at a shareholders’ meeting at which a quorum is present. In electing trustees, all series in Aberdeen Investment Funds vote together.

Election and Removal of Trustees

Aberdeen Investment Funds’ Declaration of Trust provides that the trustees may determine the size of the board of trustees, subject to a minimum of two. Each trustee serves until he or she dies, resigns, or is removed, or, if sooner than any of such events, until the election and qualification of his or her successor. Shareholders may elect trustees, including filling any vacancies in the board of trustees, at any meeting of shareholders called by the board of trustees for that purpose.

Aberdeen Investment Funds’ Declaration of Trust permits the board of trustees to remove a trustee with or without cause at any time (i) by written instrument, signed by at least two-thirds of the number of trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with Aberdeen Investment Funds’ custodian. The Aberdeen Investment Funds has adopted a policy that requires Trustees to retire when they attain the age of 75.

Issuance of Shares

Under Aberdeen Investment Funds’ Declaration of Trust, the trustees are permitted to issue an unlimited number of shares on such terms as the trustees may determine.

Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to any additional shares or other securities issued by Aberdeen Investment Funds. Shares are subject to such other rights and preferences as the trustees may determine.

Series and Classes

Aberdeen Investment Funds’ Declaration of Trust gives broad authority to the trustees to establish series and classes and to determine the rights and preferences of the series and classes.

Amendments to Aberdeen Investment Funds’ Declaration of Trust

Aberdeen Investment Funds’ Declaration of Trust permits the trustees to amend Aberdeen Investment Funds’ Declaration of Trust by an instrument in writing signed by a majority of the trustees so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

Liability and Indemnification of Trustees and Officers

Aberdeen Investment Funds’ Declaration of Trust provides that persons extending credit to, contracting with or having any claim against Aberdeen Investment Funds shall look only to the assets of the series with which such person dealt for the payment of such credit, contract or claim and that neither the Trustees nor any of the officers, employees or agents of Aberdeen Investment Funds, nor any other series of Aberdeen Investment Funds, shall be personally liable for such credit, contract or claim.

In addition, Aberdeen Investment Funds’ Declaration of Trust provides that Aberdeen Investment Funds shall indemnify each of its trustees and officers against all liabilities while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee. Nothing in Aberdeen Investment Funds’ Declaration of Trust indemnifies any officer or trustee from or against any liability as to which it has been determined that such person did not act in good faith in the reasonable belief that such person’s action was in or not opposed to the best interests of Aberdeen Investment Funds or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Shareholder Liability

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Aberdeen Investment Funds’ Declaration of Trust provides that persons extending credit to, contracting with or having any claim against Aberdeen Investment Funds shall look only to the assets of the series with which such person dealt for the payment of such credit, contract or claim and that the shareholders of any series shall not be personally liable for such credit, contract or claim.

Derivative Actions

Pursuant to Aberdeen Investment Funds’ Declaration of Trust, a shareholder may bring a derivative action on behalf of Aberdeen Investment Funds or any series thereof or the shareholders thereof to the same extent as the stockholders of a Massachusetts business corporation.

Aberdeen Funds

Shareholder Voting

Aberdeen Funds is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, all shares of Aberdeen Funds entitled to vote on a matter shall vote without differentiation between the separate series or classes; provided however, (1) if any matter to be voted on affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter or (2) if the 1940 Act or other applicable law or regulation requires voting by series or by class, then the shares shall vote as prescribed by such law or regulation. Each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders of Aberdeen Funds do not have cumulative voting rights in the election of trustees or on any other matter. Special meetings of shareholders of Aberdeen Funds, or any, series or, class thereof, may be called by the trustees, the Chairman of the Board or President of Aberdeen Funds or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Aberdeen Declaration provides that the shareholders have the power to, vote only with respect to: (1) the election of trustees to the extent and as provided therein; and (2) with respect to such additional matters relating to Aberdeen Funds as may be required by the Aberdeen Declaration, Aberdeen Funds’ by-laws, the 1940 Act or any registration statement of Aberdeen Funds with the SEC; or (3) as the trustees may consider necessary or desirable. Generally, unless a larger quorum is required by applicable law, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitute a quorum at the meeting. Generally, subject to certain provisions of the Aberdeen Declaration, the by-laws or applicable law which may require a different vote: (1) in all matters other than the election of trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders; (2) trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present. In electing trustees, all series in Aberdeen Funds vote together.

Election and Removal of Trustees

The Aberdeen Declaration provides that the trustees determine the size of the board of trustees, subject to a maximum of fifteen. Each trustee serves until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor. Shareholders may elect trustees, including filling any vacancies in the board of trustees, at any meeting of shareholders called by the board of trustees for that purpose. A meeting of shareholders for the purpose of electing one or more trustees may be called by the board of trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.

The Aberdeen Declaration permits the Aberdeen board of trustees to remove a trustee with or without cause at any time at a duly constituted meeting or by a written consent signed by at least a majority of the then trustees specifying the effective date of removal. Shareholders have the power to remove a trustee only to the extent provided in the 1940 Act and regulations thereunder. Aberdeen Funds has adopted a policy that Trustees are deemed to retire at the end of the board meeting following their 75th birthday.

Issuance of Shares

Under the Aberdeen Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration (but not less than the net asset value thereof) and in such form as the trustees may determine.

Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to new or additional shares and have no priority or preference over any other shares with respect to dividends or distributions. Shares are subject to such other rights and preferences as the trustees may determine.

Series and Classes

The Aberdeen Declaration gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the series and classes. The trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to the Aberdeen Declaration

Generally, the Aberdeen Declaration permits the trustees to amend the Aberdeen Declaration by an instrument in writing signed by not less than a majority of the Aberdeen board of trustees unless the Aberdeen Declaration, the 1940 Act or the requirement of any securities exchange on which shares are listed for trading requires shareholders approve such an amendment.

Liability and Indemnification of Trustees and Officers

To protect the trustees and, in certain circumstances, former trustees against certain liabilities, the Aberdeen Declaration provides that to the fullest extent that limitations on the liability of agents are permitted by the Delaware Act and other applicable law, the trustees and officers shall not be responsible or liable in any event for any act or omission of any other agent of Aberdeen Funds or any investment adviser or principal underwriter of Aberdeen Funds.

In addition, the Aberdeen Declaration provides that Aberdeen Funds, out of its property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or Trustee of Aberdeen Funds. Nothing in the Aberdeen Declaration indemnifies, holds harmless or protects any officer or trustee from or against any liability to Aberdeen Funds or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct is referred to as “Disqualifying Conduct”).

The Aberdeen Declaration provides that to the fullest extent permitted by applicable law, the officers and trustees are entitled and have the authority to purchase with trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer in connection with any claim, action, suit or proceeding in which such person becomes involved by virtue of such person’s capacity or former capacity with Aberdeen Funds, whether or not Aberdeen Funds would have the power to indemnify such person against such liability under the provisions of Article VII of the Aberdeen Declaration.

Shareholder Liability

Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust. A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations organized under Delaware general corporation law. Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states. As a result, to the extent that Aberdeen Funds or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability. To guard against this risk, the Aberdeen Declaration: (1) contains a provision entitling Aberdeen Funds’ shareholders to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporate law of Delaware; and (2) provides for indemnification out of the property of Aberdeen Funds or its applicable series, for any shareholder held personally liable for the obligations of Aberdeen Funds that arise solely from the shareholder’s ownership of Aberdeen Funds and not because of such person’s acts or omissions; provided, however, there shall be no liability or obligation of Aberdeen Funds arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares. In addition, notice of disclaimer of shareholder liability will normally be given in each agreement, obligation, or instrument entered into or executed by Aberdeen Funds on behalf of Aberdeen Funds. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the applicable Aberdeen Fund is unable to meet its obligations to indemnify a shareholder.

Derivative Actions

Generally, in addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of Aberdeen Funds only if the shareholder or shareholders first make a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such action is excused. A demand on the trustees is only excused if a majority of the Aberdeen board of trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

Where can I find more information?

For more information with respect to the Target Fund or the Acquiring Fund concerning the following topics, please refer to the following:

For the Target Fund: see (i) “Distributions and Taxes” in the Total Return Bond Fund Statutory Prospectus for more information about the Target Fund’s policy with respect to distributions and for tax considerations relating to investing in the Target Fund; (ii) “Investing with Aberdeen Investment Funds—Share Classes” in the Total Return Bond Fund Statutory Prospectus for more information about the share classes offered by the Target Fund; and (iii) “Investing with Aberdeen Investment Funds” in the Total Return Bond Fund Statutory Prospectus for more information about the Target Fund’s distribution arrangements, purchase, redemption and exchange of shares of the Target Fund, and pricing of Target Fund shares.

For the Acquiring Fund: see Exhibit C to this Proxy Statement/Prospectus, “Additional Information About the Acquiring Fund,” for more information about the Acquiring Fund’s policy with respect to distributions and for tax considerations relating to investing in the Acquiring Fund, the share classes offered by the Acquiring Fund, sales charges and waivers of sales charges, pricing, purchase, redemption and exchange of shares of the Acquiring Fund, and the distribution and administrative service arrangements of the Acquiring Fund.

PROPOSAL 2: TO APPROVE A PLAN OF LIQUIDATION

Shareholders of the Total Return Bond Fund are also being asked to vote at the Meeting on a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation, approved by the Board and attached as Exhibit D. The Total Return Bond Fund will only be liquidated pursuant to the Liquidation Plan if Proposal 2 is approved by shareholders of the Total Return Bond Fund, and either Proposal 1 is not approved by shareholders of the Total Return Bond Fund or the Reorganization is not consummated for any other reason.

The Declaration of Trust, dated April 2, 2008, as amended, provides that the Total Return Bond Fund cannot be liquidated unless both the Board and the Total Return Bond Fund’s shareholders vote in favor of liquidation. For the reasons discussed below, the Board has approved, and recommends that the Total Return Bond Fund’s shareholders vote in favor of, Proposal 2, which calls for the Liquidation of the Total Return Bond Fund pursuant to the Liquidation Plan.

To ensure that the Total Return Bond Fund will be liquidated if the Reorganization is not consummated, the Board unanimously recommends that you vote “FOR” Proposal 2 to liquidate the Fund pursuant to the Liquidation Plan.

Reasons for the Proposed Liquidation

Due to the decision to cease offering the total return bond strategy employed by the Total Return Bond Fund, ASII proposed the Liquidation in the event the Reorganization is not approved by shareholders or is not consummated for any other reason.

On May 4, 2021, the Board, upon the recommendation of ASII, determined that it is advisable and in the best interests of the Total Return Bond Fund and its shareholders to liquidate the Fund in the event the Reorganization is not approved by shareholders or otherwise not consummated for any reason. In making this determination, the Board considered ASII’s ongoing review and evaluation of current fund offerings and the decision to cease offering the total return bond strategy. The Board concluded that it was in the best interests of the Total Return Bond Fund and its shareholders to liquidate the Fund, but given the expense necessary to solicit the required shareholder vote to do so, it was in the best interests of shareholders to offer them the option to reorganize the Total Return Bond Fund into and with the Acquiring Fund, for the reasons discussed above.

If shareholders do not approve either Proposal 1 to reorganize the Target Fund into the Acquiring Fund, or, alternatively, the Liquidation Plan, the Board will consider other options available to the Total Return Bond Fund and its shareholders.

Plan of Liquidation of the Total Return Bond Fund

The following discussion summarizes the important terms of the Liquidation Plan, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Liquidation Plan, which is attached as Exhibit D. Shareholders are urged to read the Liquidation Plan in its entirety. The Liquidation Plan provides for the complete liquidation of all assets of the Total Return Bond Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Fund, and the distribution of the remaining net assets to shareholders.

The Liquidation Plan will become effective on the date the Total Return Bond Fund’s shareholders approve Proposal 2 (the “Effective Date”). After the Effective Date, if the Reorganization is not approved by shareholders or is not consummated for any other reason, the Total Return Bond Fund will promptly cease its investment operations and will not engage in any investment activities, except as necessary to effect the Fund’s liquidation, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making one or more liquidating distributions to shareholders on a pro rata basis in accordance with the Liquidation Plan. The current officers and Trustees of the Total Return Bond Fund will continue in office with respect to the Total Return Bond Fund solely for the purpose of implementing the Liquidation Plan and any actions to be taken in connection therewith. ASII will undertake to liquidate the Total Return Bond Fund in accordance with the terms of the Liquidation Plan.

As soon as practicable after the consummation of the sale of all of the Total Return Bond Fund’s securities and the payment and reserve for payment of all of the Fund’s known liabilities and obligations, the Fund will liquidate and distribute all of the remaining assets of the Fund pro rata to its shareholders in an amount equal to the net asset value per share in complete cancellation and redemption of all of the outstanding shares of the Fund (the “Liquidation Distribution”) and the Fund will be dissolved. Shareholders may also receive previously declared and unpaid dividends and distributions, together with the Liquidation Distribution, with respect to each of the shareholder’s shares of the Total Return Bond Fund.

Closing of the Books and Continued Redemptions

The proportionate interests of shareholders in the assets of the Total Return Bond Fund will be fixed on the basis of their respective shareholdings as of the close of business on a date as soon as practicable after the Effective Date, but in no event later than August 27, 2021 (the “Liquidation Date”), or on another date determined by the Board. At the close of business on such date, the books of the Total Return Bond Fund will be closed, except to the extent necessary to complete the transactions contemplated by the Liquidation Plan. The right of a shareholder to redeem his or her shares at any time before the Liquidation Date will not be impaired by the adoption of the Liquidation Plan. Therefore, until the close of business on the Liquidation Date, a shareholder may redeem shares of the Total Return Bond Fund in accordance with the redemption procedures set forth in the Fund’s current prospectus without waiting for the Fund to take any action. The Total Return Bond Fund does not impose any redemption charges. Additionally, if determined to be appropriate by the Board before the Liquidation Date, the Total Return Bond Fund may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares (provided the reinvestment occurs prior to the closure of the Fund to any investments).

Liquidation Distribution

At present, the date on which the Total Return Bond Fund will be liquidated and on which the Fund will pay Liquidation Distributions to shareholders is uncertain, but it is anticipated that upon adoption of the Liquidation Plan by the shareholders, assuming the Reorganization is not consummated, such liquidation would occur on or about August 27, 2021 or as soon as practicable thereafter. Shareholders holding Fund shares as of the close of business on the Liquidation Date will receive their Liquidation Distribution in redemption of their shares without any further action on their part.

Creditors and Service Providers

After the Effective Date, the Aberdeen Investment Funds on behalf of the Total Return Bond Fund will terminate contracts with service providers for the Fund at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Liquidation Plan, and will notify creditors of the liquidation.

Material Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution pursuant to the provisions of the Liquidation Plan. This summary also discusses the effect of federal income tax provisions on the Total Return Bond Fund resulting from its liquidation and dissolution. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement/Prospectus, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Total Return Bond Fund has not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens or other foreign investors. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the Liquidation Distribution as discussed herein. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

For federal income tax purposes, the Liquidation Distribution received pursuant to the Liquidation Plan by a U.S. shareholder (i.e., a Total Return Bond Fund shareholder who is subject to United States federal taxation on a net income basis) may consist of three elements: (i) a capital gain dividend to the extent of any net long-term capital gains recognized by the Fund during its final tax year (plus any such amounts remaining undistributed from the immediately preceding year); (ii) an income dividend to the extent the amount of the Fund’s investment income and net short-term capital gains earned during its final tax year that have not previously been distributed exceed the Fund’s expenses for the year (plus any such amounts remaining undistributed from the immediately preceding year); and (iii) a distribution treated as payment for the U.S. shareholder’s shares.

The composition of the actual Liquidation Distribution may vary due to changes in market conditions and the composition of the Total Return Bond Fund’s portfolio at the time its assets are sold. Prior to the last day of the Total Return Bond Fund’s final taxable year, the Board must authorize any capital gain dividend and income dividend to be distributed. Within 60 days after the close of the Total Return Bond Fund’s taxable year (which will be deemed to close on the Liquidation Date), the Fund will report in a written notice mailed to its shareholders the amounts, if any, for the Fund’s final taxable year which may be taken into account as (1) long-term capital gains, (2) qualified dividend income entitled to the long-term capital gains tax rate, (3) foreign taxes to be included in gross income, (4) gross income from foreign sources and (5) eligible for the dividends received deduction.

Since the Total Return Bond Fund would seek to retain its qualification as a regulated investment company (“RIC”) under the Code during the liquidation period, it would not expect to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned. In the unlikely event that the Total Return Bond Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce the amount of Liquidation Distributions.

Any portion of a Liquidation Distribution paid under the Liquidation Plan out of investment company taxable income or net realized long-term capital gains will be taxed under the Code in the same manner as any other distribution of the Total Return Bond Fund. Accordingly, such amounts will be treated as ordinary income or long-term capital gains, if so reported.

The Total Return Bond Fund’s capital loss carryovers from the preceding year, if any, and a net capital loss generated during its final year that would have otherwise resulted in a capital loss carryforward in future years will terminate with the Fund’s liquidation and will no longer be available to offset future capital gains.

The balance of any amount (after accounting for the capital gain dividend and income dividend portions of the Liquidation Distribution) received upon liquidation will be treated for federal income tax purposes as a payment in exchange for a U.S. shareholder’s shares in the Total Return Bond Fund. A U.S. shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the U.S. shareholder’s tax basis in its Fund shares. Any such gain or loss will be a capital gain or capital loss if the U.S. shareholder holds its shares as capital assets. Any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if the Total Return Bond Fund’s shares were held for more than one year by the U.S. shareholder at the time of the Liquidation Distribution exchange. Under current law, long-term capital gains are taxed to individual U.S. shareholders at a maximum tax rate of 15% or 20% (depending on whether income exceeds certain threshold amounts). If the U.S. shareholder held its Fund shares for not more than one year at the time of the deemed exchange, any gain or loss will be a short-term capital gain or loss. Short-term capital gains are taxed to individual U.S. shareholders at the graduated income tax rates applicable to ordinary income. All income recognized by a corporate U.S. shareholder pursuant to the liquidation of the Total Return Bond Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

If shareholder redemptions prior to liquidation reduce the Total Return Bond Fund’s net assets below the Fund’s remaining undistributed investment company taxable income and net realized capital gains, the Fund may if eligible redesignate the tax character of all or a portion of any amounts redeemed after the Liquidation Plan is approved by shareholders. Such redesignation, if it occurred, could result in a shareholder’s redemption proceeds being characterized in whole or in part for tax purposes as an ordinary income or long-term capital gain distribution with an offsetting adjustment to the amount of proceeds treated as received upon the redemption.

Closing of the Total Return Bond Fund to Investments

In anticipation of the Reorganization or Liquidation, the Total Return Bond Fund will be closed to investments effective as of the close of business on August 27, 2021. The closure will apply to all investments including automatic investments, dividend reinvestments and any other investment options.

Amendment or Abandonment of the Plan

The Board may modify or amend the Liquidation Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Total Return Bond Fund and its shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the shareholders, the Board will submit the amendment or modification to the shareholders for approval. In addition, the Board may abandon the Liquidation Plan without shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Total Return Bond Fund and its shareholders. The Board and the officers of the Aberdeen Investment Funds also are authorized to approve changes to the terms of any of the transactions referred to in the Liquidation Plan, to interpret any of the provisions of the Liquidation Plan, and to make, execute and deliver such other documents and to take such other action to carry out the provisions of the Liquidation Plan and liquidate the Total Return Bond Fund.

To ensure that the Total Return Bond Fund will be liquidated if the Reorganization is not consummated, the Board unanimously recommends that the Fund’s shareholders vote “FOR” Proposal 2 to liquidate the Fund pursuant to the Liquidation Plan.

VOTING INFORMATION

What vote is necessary to approve each Proposal?

Quorum; Adjournment

A majority of shares of the Total Return Bond Fund entitled to vote at the Meeting will constitute a quorum for the Total Return Bond Fund. If a quorum of the Total Return Bond Fund is not present or sufficient votes to approve either of the Proposals are not received by the date of the Meeting from shareholders of the Total Return Bond Fund, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the Total Return Bond Fund’s shares voted at the Meeting. The persons named as proxies will vote in favor of adjournment those shares of the Total Return Bond Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on a proposal with respect to the Fund.

Shareholder Approval

Proposal 1 must be approved by an affirmative vote of the holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Total Return Bond Fund. This means the lesser of (1) 67% or more of the shares of the Total Return Bond Fund present at the Meeting if the owners of more than 50% of the shares of the Total Return Bond Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Total Return Bond Fund entitled to vote at the Meeting.

Proposal 2 must be approved by an affirmative vote of the holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Total Return Bond Fund. This means the lesser of (1) 67% or more of the shares of the Total Return Bond Fund present at the Meeting if the owners of more than 50% of the shares of the Total Return Bond Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Total Return Bond Fund entitled to vote at the Meeting.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may authorize your proxy by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

In tallying shareholder votes, abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against each Proposal.

Who can vote to approve the Proposals?

Only shareholders of record of the Total Return Bond Fund at the close of business on June [ ], 2021 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. As of the close of business on the Record Date, there were [ ] shares of common stock of the Total Return Bond Fund outstanding and entitled to vote at the Meeting.

How do I ensure my vote is accurately recorded?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. [To participate in the Meeting, shareholders must register in advance.  If you wish to attend the Meeting, please send an email to [attendameeting@astfinancial.com].  Please put “[ ]” in the subject line.   This request must be received before [1 p.m. Central time on July 27, 2021.]  A registration link will be sent back to you.] There is no physical location for the Meeting.

Shareholders whose shares are registered directly with the Total Return Bond Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and electronically vote at the Meeting.

[We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days and must be received by the scheduled time for commencement of the Special Meeting.]

You may also authorize your vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or authorize your proxy by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the discretion of the persons appointed as proxies upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

May I revoke my proxy?

Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares electronically, or by submitting a letter of revocation or a later-dated proxy card to the Total Return Bond Fund at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received by the Total Return Bond Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

What other matters will be voted upon at the Meeting?

The Total Return Bond Fund does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. ASII may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Aberdeen Investment Funds or ASII, without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Board has engaged AST Fund Solutions LLC (“AST Fund Solutions”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at the cost of approximately $[ ]. AST Fund Solutions also will be reimbursed for its reasonable expenses. Proxy solicitation costs will be paid by ASII. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

As the Meeting date approaches, certain shareholders of the Total Return Bond Fund may receive a telephone call from a representative of AST Fund Solutions if their votes have not yet been received. Proxies that are obtained telephonically by AST Fund Solutions will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited by AST Fund Solutions, an AST Fund Solutions representative is required to ask each shareholder to state his or her full name. The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address. If the shareholder is a corporation or other entity, the AST Fund Solutions representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions, then the AST Fund Solutions representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the AST Fund Solutions representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The AST Fund Solutions representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call AST Fund Solutions immediately if his or her instructions are not correctly reflected in the confirmation.

How do I submit a shareholder proposal?

The Total Return Bond Fund is not required to hold regular annual meetings of shareholders. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Megan Kennedy, Assistant Secretary of Aberdeen Investment Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of Aberdeen Investment Funds within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise the Total Return Bond Fund, c/o Megan Kennedy, Assistant Secretary of Aberdeen Investment Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, whether other persons are beneficial owners of Total Return Bond Fund shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement/Prospectus needed to supply copies to the beneficial owners of these shares.

PRINCIPAL HOLDERS OF SHARES

[On [ ], 2021, the officers and Trustees of the Total Return Bond Fund as a group owned less than 1% of the outstanding voting shares of the Total Return Bond Fund.] As of such date, no person, except as set forth in the table in Exhibit E, owned beneficially or of record 5% or more of the outstanding shares of any class of the Total Return Bond Fund.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements, the exhibits relating thereto, and the Annual Reports for the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the registrant of the Total Return Bond Fund’s registration statement, which contains the Total Return Bond Fund Statutory Prospectus and related Statement of Additional Information, is 811-06652. The SEC file number of the registrant of the Global Absolute Return Strategies Fund’s registration statement, which contains the Global Absolute Return Strategies Fund Statutory Prospectus and related Statement of Additional Information, is 811-22132.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549-1520. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-1520, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

Financial Statements

The audited financial statements for each Fund appearing in its Annual Report dated October 31, 2020, which have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm for each Fund, are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. The audited financial statements are incorporated therein by reference in reliance upon such reports given on the authority of KPMG.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information was derived from the audited financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent Annual Report, which is available upon request.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return
Class A Shares
Year Ended October 31, 2020	$13.64	$0.28	$0.84	$1.12	$(0.33)	$—	$—	$(0.33)	$14.43	8.31%
Year Ended October 31, 2019	12.49	0.36	1.09	1.45	(0.30)	—	—	(0.30)	13.64	11.72%
Year Ended October 31, 2018	13.33	0.34	(0.74)	(0.40)	(0.35)	(0.07)	(0.02)	(0.44)	12.49	(3.19)%
Year Ended October 31, 2017	13.83	0.33	(0.18)	0.15	(0.18)	(0.47)	—	(0.65)	13.33	1.21	%(e)
Year Ended October 31, 2016	13.32	0.34	0.32	0.66	(0.15)	—	—	(0.15)	13.83	5.02%
Institutional Class Shares
Year Ended October 31, 2020	13.42	0.31	0.83	1.14	(0.38)	—	—	(0.38)	14.18	8.59%
Year Ended October 31, 2019	12.30	0.39	1.07	1.46	(0.34)	—	—	(0.34)	13.42	12.02%
Year Ended October 31, 2018	13.14	0.37	(0.74)	(0.37)	(0.38)	(0.07)	(0.02)	(0.47)	12.30	(2.96)%
Year Ended October 31, 2017	13.64	0.36	(0.18)	0.18	(0.21)	(0.47)	—	(0.68)	13.14	1.50	%(e)
Year Ended October 31, 2016	13.14	0.36	0.33	0.69	(0.19)	—	—	(0.19)	13.64	5.29%

(a)       Net investment income/(loss) is based on average shares outstanding during the period.

(b)       During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)       Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)       Includes interest expense that amounts to less than 0.01%.

(e)       The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “—” are $0 or round to $0.

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
$30,336	0.69%		1.03%		1.99%	269%
26,639	0.69%		0.98%		2.75%	141%
38,426	0.69	%(d)	0.88	%(d)	2.67%	148%
62,556	0.69	%(d)	0.76	%(d)	2.46%	151%
65,242	0.69	%(d)	0.74	%(d)	2.47%	151%

171,912	0.44%		0.74%		2.25%	269%
156,442	0.44%		0.68%		2.98%	141%
173,427	0.44	%(d)	0.62	%(d)	2.93%	148%
253,218	0.44	%(d)	0.51	%(d)	2.71%	151%
454,335	0.44	%(d)	0.47	%(d)	2.72%	151%

Aberdeen Global Absolute Return Strategies Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$10.13	$0.04		$0.29	$0.33	$(0.17)	$–	$(0.17)	$10.29
Year Ended October 31, 2019	10.41	0.17		0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Year Ended October 31, 2018	10.22	0.17		0.05	0.22	–	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	–	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(f)	0.67	0.80	(0.03)	–	(0.03)	10.18
Class C Shares
Year Ended October 31, 2020	9.87	(0.07)		0.32	0.25	(0.02)	–	(0.02)	10.10
Year Ended October 31, 2019	10.09	0.10		0.24	0.34	(0.46)	(0.10)	(0.56)	9.87
Year Ended October 31, 2018	9.97	0.09		0.06	0.15	–	(0.03)	(0.03)	10.09
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	–	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(f)	0.68	0.73	(0.02)	–	(0.02)	10.01
Institutional Service Class Shares
Year Ended October 31, 2020	10.20	0.06		0.29	0.35	(0.20)	–	(0.20)	10.35
Year Ended October 31, 2019	10.47	0.19		0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18		0.06	0.24	–	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	–	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(f)	0.68	0.82	(0.03)	–	(0.03)	10.21
Institutional Class Shares
Year Ended October 31, 2020	10.30	0.08		0.26	0.34	(0.21)	–	(0.21)	10.43
Year Ended October 31, 2019	10.55	0.20		0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20		0.05	0.25	–	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	–	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(f)	0.68	0.84	(0.04)	–	(0.04)	10.26

(a)	Net investment income/(loss) is based on average shares outstanding during the period.

(b)	Excludes sales charge.

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Interest expense is less than 0.001%.

Amounts listed as “–” are $0 or round to $0.

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (d)
3.26%	$1,078	0.97	%(e)	2.52	%(e)	0.35%		238.35%
4.41%	802	1.18	%(e)	3.04	%(e)	1.69%		53.05%
2.10%	1,119	1.12	%(e)	2.79	%(e)	1.60%		62.39%
1.53%	806	1.17	%(e)	2.74	%(e)	1.29%		91.26%
8.55%(f)	1,824	1.13	%(e)	2.34	%(e)	1.38	%(f)	219.22%

2.54%	664	1.66	%(e)	3.30	%(e)	(0.69)%		238.35%
3.68%	141	1.86	%(e)	3.83	%(e)	1.02%		53.05%
1.45%	277	1.85	%(e)	3.65	%(e)	0.86%		62.39%
0.75%(g)	247	1.85	%(e)	3.53	%(e)	0.62%		91.26%
7.87%(f)	403	1.85	%(e)	3.15	%(e)	0.52	%(f)	219.22%

3.45%(g)	8,148	0.80	%(e)	2.35	%(e)	0.62%		238.35%
4.72%	8,934	1.00	%(e)	2.86	%(e)	1.86%		53.05%
2.29%	9,768	0.96	%(e)	2.63	%(e)	1.75%		62.39%
1.62%	10,553	1.02	%(e)	2.59	%(e)	1.47%		91.26%
8.76%(f)	10,940	1.01	%(e)	2.22	%(e)	1.43	%(f)	219.22%

3.34%(g)	11,885	0.66	%(e)	2.24	%(e)	0.74%		238.35%
4.82%(g)	2,876	0.86	%(e)	2.84	%(e)	1.98%		53.05%
2.47%	5,521	0.85	%(e)	2.70	%(e)	1.94%		62.39%
1.81%(g)	1,685	0.85	%(e)	2.56	%(e)	1.60%		91.26%
8.87%(f)	2,583	0.85	%(e)	2.12	%(e)	1.61	%(f)	219.22%

(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years' custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, the impact to Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Investment Restrictions

Exhibit C—Additional Information About the Acquiring Fund

Exhibit D—Form of Plan of Liquidation

Exhibit E—Principal Holders of Shares as of June [  ], 2021

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of ___, 2021, by Aberdeen Investment Funds, a Massachusetts business trust (the “AIF Trust”), on behalf of its series, Aberdeen Total Return Bond Fund (the “Acquired Fund”), and Aberdeen Funds, a Delaware statutory trust (the “AF Trust”), on behalf of its series, Aberdeen Global Absolute Return Strategies Fund (the “Acquiring Fund”) (the Acquired Fund and the Acquiring Fund, together, the “Funds,” and each, a “Fund”), and, solely for purposes of paragraphs 4.3, 5.6 and 9.2 hereof, Aberdeen Standard Investments Inc., a corporation organized under the laws of the State of Delaware (“ASII”).

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization of the Acquired Fund (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A and Institutional Class shares (collectively, the “Shares”) of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the AIF Trust, on behalf of the Acquired Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the AF Trust, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund’s shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.            Transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund’s liabilities and liquidation of the Acquired Fund.

1.1.            Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of each corresponding class of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, attributable to each share class of the Acquired Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below); and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; and Institutional Class shares of the Acquiring Fund correspond to Institutional Class shares of the Acquired Fund.

1.2.            The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the “Closing Date”).

1.3.            The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company (“State Street”), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.4 hereof.

1.4.            As soon on or after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record determined as of the close of business on the Closing Date (the “Fund Shareholders”) the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund’s shareholders representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund shareholders holding the corresponding class of the Acquired Fund’s shares. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although any share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.            Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus and statement of additional information.

1.6.            Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7.            Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.            Valuation

2.1.            The value of the Acquired Fund’s assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) (usually 4:00 p.m. Eastern Time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s then current prospectus or statement of additional information.

2.2.            The number of Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for shares of common stock of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of its shares of common stock determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the corresponding class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s then current prospectus or statement of additional information.

2.3.            All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.            Closing and Closing Date

3.1.            The Closing Date for the Reorganization shall be ______, 2021, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the open of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Acquired Fund or at such other place as the parties may agree.

3.2.            State Street, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3.            In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.            The Acquired Fund shall instruct its transfer agent to provide at the Closing, or immediately prior to the Closing, a list of the names and addresses of the Acquired Fund’s shareholders and the number and value of each class of outstanding Shares owned by each such shareholder to the Acquiring Fund’s transfer agent. The Acquiring Fund shall instruct its transfer agent to issue and deliver a confirmation evidencing the value of the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, the AIF Trust, on behalf of the Acquired Fund, and the AF Trust, on behalf of the Acquiring Fund, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.

4.            Representations and Warranties

4.1.            The AF Trust, on behalf of the Acquiring Fund, represents and warrants that:

(a)            The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the AF Trust will not result, in a violation of the AF Trust’s Agreement and Declaration of Trust, as amended, or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the AF Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or its property is bound;

(b)            The AF Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect;

(c)            No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The AF Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(d)            To the knowledge of the AF Trust, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code;

(e)            The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(f)            The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(g)            The current prospectus and statement of additional information of the Acquiring Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(h)            The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.2.            The AIF Trust, on behalf of the Acquired Fund, represents and warrants that:

(a)            The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the AIF Trust will not result, in a violation of the AIF Trust’s Master Trust Agreement, as supplemented and amended, or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the AIF Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or its property is bound;

(b)            There are no contracts or other commitments (other than this Agreement) of the AIF Trust, on behalf of the Acquired Fund, which will be terminated with liability to the Acquired Fund prior to the Closing Date;

(c)            The AIF Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect;

(d)            No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The AIF Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(e)            The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2020, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates.

(f)            Since October 31, 2020, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the AIF Trust, on behalf of the Acquired Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (f), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change;

(g)            At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the AIF Trust’s knowledge, with respect to the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(h)            (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code; and (ii) the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(i)            All of the issued and outstanding shares of common stock of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(j)            At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(k)            The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(l)            The current prospectus and statement of additional information of AIF Trust with respect to the Acquired Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.3.            ASII represents and warrants to the Acquiring Fund as follows: To the knowledge of ASII, (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by ASII and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.            Covenants of the Acquired Fund and the Acquiring Fund

5.1.            The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

5.2.            The Acquired Fund covenants that (i) the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by Acquired Fund’s Shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Fund Shareholders’ ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal, state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.

5.3.            Subject to the provisions of this Agreement, the AF Trust, on behalf of the Acquiring Fund, and the AIF Trust, on behalf of the Acquired Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.            The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or officer (“Indemnified Person”) of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person’s service as a Trustee or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.4 shall not protect any such Indemnified Person against any liability to the Acquired Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party trustees of the Acquiring Fund, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.5.            The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund, the AIF Trust, the Acquiring Fund nor the AF Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the AIF Trust, the Acquiring Fund and the AF Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated here in paragraph 8.4.

5.6.            ASII agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against ASII or its affiliates by reason of any act or failure to act by ASII or any of its affiliates prior to the Closing Date.

6.            Conditions Precedent to Obligations of the AF Trust and the Acquiring Fund

The obligations of the AF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by AIF Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1.            All representations and warranties by the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.            The AIF Trust has delivered a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the AIF Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

6.3.            The AF Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Sidley Austin LLP, counsel to the Acquired Fund, dated as of the Closing Date, subject to review and approval by the opinion committee at Sidley Austin LLP covering the following points:

(a) The AIF is validly existing under the laws of the Commonwealth of Massachusetts. The Acquired Fund is a series of the AIF Trust. The AIF Trust has the trust power and authority to own, lease and operate its properties all of its properties and to conduct its business as described in the N-14 Registration Statement.

(b) The Agreement has been duly authorized, executed and delivered by the AIF Trust, on behalf of the Acquired Fund, and, assuming (i) the due authorization, execution and delivery of the Agreement by the other parties of the Agreement and (ii) the Agreement constitutes the valid and binding obligation of the other parties to the Agreement, enforceable against such parties in accordance with its terms, the Agreement is the valid and binding obligation of the AIF Trust, on behalf of the Acquired Fund, and enforceable against the AIF Trust and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, including, to the extent applicable, the rights or remedies of creditors of a “financial company” (as defined in Section 201 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or affiliates thereof, and by general principles of equity (whether considered in a proceeding in equity or at law).

(c) The execution and delivery by the AIF Trust, on behalf of the Acquired Fund, of the Agreement do not, and the performance by the AIF Trust, on behalf of the Acquired Fund, of the Agreement will not, (i) violate the AIF Trust’s Amended and Restated Master Trust Agreement or Amended and Restated By-Laws of the AIF Trust, [(ii) to our knowledge, violate any judgment, order or decree applicable to the AIF Trust of any United States federal or Commonwealth of Massachusetts court, regulatory body, administrative agency, governmental body or other governmental body having jurisdiction over the AIF Trust or any of its properties or, (iii) to our knowledge, result in any material breach of, or constitute a default under, any material agreements binding on the Company, provided that we express no opinion as to compliance with any financial covenant test in any such agreement or any cross default or cross acceleration provisions triggered by any agreement that is not covered by this clause (iii)].

(d) To our knowledge, the execution, delivery and performance by the AIF Trust, on behalf of the Acquired Fund, of the Agreement do not require any consent, approval or authorization of, or registration, filing or declaration with any federal or Massachusetts state governmental authority or regulatory agency under Applicable Laws, except any such consent, approval, authorization, registration, filing or declaration that has been obtained or made and remains in effect.

(e) [To our knowledge, there are no actions, claims or proceedings pending against the AIF Trust before any court.]

(f) The Acquired Fund is registered as an open-end management investment company under the 1940 Act, and, to our knowledge, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

7.            Conditions Precedent to Obligations of the AIF Trust and Acquired Fund

The obligations of the AIF Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the AF Trust, on behalf of the Acquiring Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.            All representations and warranties by the AF Trust or the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.            The AF Trust has delivered, on behalf of the Acquiring Fund, a certificate executed in its name by its Chairman, President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the AF Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

7.3.            The AIF Trust, on behalf of the Acquired Fund, shall have received on the Closing Date a favorable opinion from Dechert LLP, counsel to the AF Trust, dated as of the Closing Date, covering the following points:

That (a) the AF Trust is a validly existing statutory trust under the laws of the State of Delaware, and has the trust power to own all of the properties and assets of each of the Acquiring Fund and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the AF Trust and the Acquiring Fund is a duly established series of the AF Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties to the Agreement, is a valid and binding obligation of the AF Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the AF Trust’s Agreement and Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the AF Trust, on behalf of the Acquiring Fund, is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the AF Trust, on behalf of the Acquiring Fund, or its assets or properties, pending, threatened or otherwise existing on or before the Closing Date, which materially and adversely affects the Acquiring Fund’s business; (f) the AF Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (g) the Acquiring Fund Shares to be issued to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

8.            Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund or the Acquired Fund, the Acquiring Fund or the Acquired Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1.            The Board of Trustees of the AF Trust, including a majority of the trustees who are not “interested persons” of the AF Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions. The Board of Trustees of the AIF Trust, including a majority of the trustees who are not “interested persons” of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions.

8.2.            On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) in each case required to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.            The Acquiring Fund and the Acquired Fund shall have received on the Closing Date an opinion of Dechert LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquiring Fund and the Acquired Fund and dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes:

(a)            The transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)            no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(c)            except for gain or loss regularly attributable to the termination of the Acquired Fund’s taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund;

(d)            no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares of common stock for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(e)            the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund’s shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares of common stock held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares of common stock exchanged therefor were held by such shareholder (provided that such Acquired Fund shares of common stock were held as capital assets on the date of the Reorganization); and

(f)             except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the AF Trust, on behalf of the Acquiring Fund, and the AIF Trust, on behalf of the Acquired Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.4.

9.            Brokerage Fees and Expenses; Other Agreements

9.1.            Each of the Acquiring Fund and the Acquired Fund represents and warrants that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

9.2.            ASII or its affiliates agrees to bear the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, a supplement to the Acquired Fund’s prospectus and statement of additional information; (ii) expenses associated with filing the supplement to the Acquired Fund’s prospectus and statement of additional information; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage, printing, accounting fees and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; and (v) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

10.            Entire Agreement; Survival of Warranties

10.1.            The AF Trust, on behalf of the Acquiring Fund, and the AIF Trust, on behalf of the Acquired Fund, each agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.

10.2.            The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.            Termination

This Agreement may be terminated at any time at or prior to the Closing Date by a vote of a majority of the Board of Trustees of the AF Trust or the Board of Trustees of the AIF Trust.

12.            Amendments

This Agreement may be amended, modified or supplemented in writing in such manner agreed upon by the authorized officers of the AF Trust and the AIF Trust.

13.            Notices

13.1.            Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attention: Legal

or to the Acquired Fund at:

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attention: Legal

14.            Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

14.1.         The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.4.         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in this paragraph and paragraph 5.4, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Trustee and attested to by its Vice President, Secretary or Assistant Secretary.

ABERDEEN INVESTMENT FUNDS
For and on Behalf of
ABERDEEN TOTAL RETURN BOND FUND

By:
Name:
Title:

ABERDEEN FUNDS
For and on Behalf of
ABERDEEN GLOBAL Absolute Return Strategies FUND

By:
Name:
Title:

Solely with respect to paragraphs 4.3, 5.6 and 9.2 hereof:

ABERDEEN STANDARD INVESTMENTS INC.

By:
Name:
Title:

Exhibit B

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Target Fund	Acquiring Fund
The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

The Fund may not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies.

The Fund may not borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

The Fund may not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
The Fund may not make loans, except that the Fund may purchase or hold publicly distributed fixed income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.	The Fund may not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

The Fund may not purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

The Fund may not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

The Fund may not make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

The Fund may not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.
The Fund may not purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

The Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

The Fund may not purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

The Fund may not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

The Fund may not invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

Non-Fundamental Investment Restrictions

The following are non-fundamental investment restrictions of the Acquiring Fund which may be changed by the Acquiring Fund Board without shareholder approval.

•	The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

•	The Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

•	The Fund does not intend to:

o	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

o	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

o	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

o	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

o	lend portfolio securities in an amount greater than 33 % of its total assets;

o	pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts;

o	make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

Exhibit C

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

A Note About Share Classes

The Acquiring Fund offers four share classes—Class A, Class C, Institutional Service Class and Institutional Class.

An investment in any share class of the Acquiring Fund represents an investment in the same assets of the Acquiring Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you.

Choosing a Share Class

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. Aberdeen Funds reserves the right to waive investment minimums under certain circumstances.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

The table below provides a comparison of Class A and Class C shares of the Acquiring Fund. Class A and Class C shares of the Acquiring Fund are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. In addition to Class A and Class C shares, the Acquiring Fund also offers Institutional Service Class and Institutional Class shares, which are only available to institutional accounts. Institutional Service Class and Institutional Class shares may be subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and are entitled to different services. For eligible investors, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Acquiring Fund and the share class are appropriate for you. In addition, consider the Acquiring Fund’s investment objectives, principal investment strategies and principal risks to determine if the Acquiring Fund and which share class is most appropriate for your situation.

Comparing Class A and Class C Shares

Class A Shares

Front-end sales charge up to 5.75% (equity funds), 3.00%

(Emerging Markets Debt Fund and GARS® Fund), 2.50%

(Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund) for Class A Shares

The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 1.00% (1)	Reduction and waivers of sales charges may be available.
Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class C Shares

No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.

CDSC of 1.00% (2)	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Converts to Class A shares after approximately 8 years (effective April 30, 2021). (Until April 30, 2021 Class C shares automatically convert to Class A shares after 10 years.)

Maximum investment amount of $1,000,000 (3). Larger investments may be rejected.

(1)       Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)       A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)       This limit was calculated based on a one-year holding period.

Front-End Sales Charges for Class A Shares of the Acquiring Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price
Less than $100,000	3.00%	3.10%	2.50%
$100,000 up to $250,000	2.50	2.56	2.00
$250,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*            The offering price of Class A Shares of the Acquiring Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Acquiring Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Acquiring Fund’s transfer agent, at the time of purchase, with information regarding shares of the Acquiring Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Acquiring Fund held in (i) all accounts (e.g., retirement accounts) with the Acquiring Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. Information regarding breakpoints is available free of charge by visiting https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.

•	Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A, Class A1 or Class C shares in the Trust (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•	Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•	Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class A1 and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

•	The following purchasers qualify for a waiver of front-end sales charges on Class A shares:

o	“Retirement Plans”;

▪	“Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.

•	Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

o	investment advisory clients of the Adviser’s affiliates;

o	any life insurance company separate account registered as a unit investment trust;

o	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

o	directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Acquiring Fund’s distributor;

o	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

o	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The Acquiring Fund SAI lists additional information regarding investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more (or $250,000 or more) in Class A shares in the Acquiring Fund at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Acquiring Fund’s distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason; or

•	if no finder’s fee was paid; or

•	to shares acquired through reinvestment of dividends or capital gains distributions.

* The Distributor or the Fund’s Adviser may pay a finder’s fee to financial intermediaries who sell Class A shares in purchase amounts of $250,000 or more. For the selling dealer to be eligible for the finder’s fee, the following requirements apply:

•	The purchase can be made in any combination of the funds of the Trust. The amount of the finder’s fee will be determined based on the particular combination of the funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular fund.

•	The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The finder’s fee rates will equal the CDSC percentages noted below under “Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares”. Finders’ fees are not paid in connection with purchases of Class A shares on certain account types, as described in the section titled “Waiver of Class A Sales Charges”. Investors can consult with their financial advisor who purchased shares on their behalf to confirm whether a finder’s fee was paid in connection with the purchase of such shares.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Acquiring Fund is described above; however, the CDSC for Class A or Class A1 shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.

Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares

The CDSC is waived on:

•	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•	Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•	mandatory withdrawals of Class A, Class A1 or Class C shares from traditional IRA accounts after age 72 (70½ if you reach 70 ½ before January 1, 2020) and for other required distributions from retirement accounts; and

•	redemptions of Class C shares from “Retirement Plans,” as defined on pages 152-153, if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

•	redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges or may have its own sales charge waiver policies; for more complete information, see “Broker-Defined Sales Charge Waiver Policies” in the Acquiring Fund Statutory Prospectus.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges - Class A, and Class C Shares” for a list of situations where a CDSC may be waived.

The Acquiring Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales. Pursuant to financing arrangements with the Fund’s distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees – Distribution and Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.

Conversion of Class C Shares to Class A Shares

Effective April 30, 2021, Class C shares of the Acquiring Fund will automatically convert to Class A shares after 8 years. (Until April 30, 2021, Class C shares automatically convert to Class A shares after 10 years.) Effective April 30, 2021, conversions of Class C shares to Class A shares will occur during the month following the 8th anniversary of the share purchase date. Class C shares that have been held for 8 years or longer as of April 30, 2021 also will convert to Class A shares in May 2021.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For Class C shares that have been acquired through an exchange from another Aberdeen Fund, the purchase date is calculated from the date the shares were originally purchased in the other Aberdeen Fund. When Class C shares that a shareholder acquired through a purchase or exchange convert to Class A shares, any Class C shares that the shareholder acquired through reinvestment of dividends and distributions related to the shares being converted also will convert to Class A shares on a pro rata basis.

Certain financial intermediaries currently do not have the ability to track an individual shareholder’s holding periods and, therefore, may not know how long a shareholder has held Class C shares. If a shareholder holds Class C shares through a financial intermediary in an omnibus account, it is the responsibility of the shareholder or financial intermediary to notify the Acquiring Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or financial intermediary may be required to provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary.

Share Classes Available Only to Institutional Accounts

The Acquiring Fund offers Institutional Class and Institutional Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•	the level of distribution and administrative services the plan requires;

•	the total expenses of the share class; and

•	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•	retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Acquiring Fund for these services;

•	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•	registered investment advisers investing on behalf of institutions and high net worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Service Class shares through a no-transaction fee platform; or

•	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by affiliates of Aberdeen Funds;

•	retirement plans for which no third-party administrator receives compensation from Aberdeen Funds;

•	institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•	rollover individual retirement accounts from such institutional advisory accounts;

•	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•	registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Class shares through a no-transaction fee platform;

•	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary; or

•	brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Acquiring Fund’s distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

The Acquiring Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A and Class C shares, which permits Class A and Class C shares of the Acquiring Fund (if applicable) to compensate the Acquiring Fund’s distributor or any other entity approved by the Board of Trustees (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Acquiring Fund’s distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Acquiring Fund’s assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A and Class C shares pay the Acquiring Fund’s distributor annual amounts not exceeding the following:

Class A	0.25% (distribution or service fee)
Class C	1.00% (distribution or service fee)

Administrative Services Fees/Sub-Transfer Agency Fees

The Acquiring Fund may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Acquiring Fund (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board of Trustees. (These fees may be in addition to the Rule 12b-1 fees described above.) Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A and Institutional Service Class shares of the Acquiring Fund pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees. Under the Administrative Services Plan, the Acquiring Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, a maximum of 0.15% for contracts with fees that are calculated as percentage of Acquiring Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers, platforms, and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Acquiring Fund, subject to certain limitations approved by the Board.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Aberdeen Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.23%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Acquiring Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Acquiring Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Acquiring Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Acquiring Fund’s assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Acquiring Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	the Acquiring Fund’s distributor and other affiliates of the Adviser;

•	broker-dealers;

•	financial institutions; and

•	other financial intermediaries through which investors may purchase shares of the Acquiring Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Acquiring Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Acquiring Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Acquiring Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of the Acquiring Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Acquiring Fund and its transfer agent. Since the Acquiring Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Acquiring Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•	The Acquiring Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

•	Financial intermediaries are responsible for transmitting accepted orders to the Acquiring Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•	make transactions;

•	hear fund price information; and

•	obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•	download Fund prospectuses;

•	obtain information on the Acquiring Fund;

•	access your account information; and

•	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Aberdeen Funds, P.O. Box 219534, Kansas City, MO 64121-9534.

By Overnight Mail Aberdeen Funds, c/o DST Asset Manager Solutions, Inc. 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407.

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of the Acquiring Fund. The NAV is:

•	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•	generally determined by dividing the total net market value of the securities and other assets owned by the Acquiring Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by the Acquiring Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in “good form” if the Acquiring Fund’s transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•	Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•	The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Acquiring Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Acquiring Fund is open for business during this situation, please call 1-866-667-9231.

The Acquiring Fund does not calculate NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is closed on the following days:

•	New Year’s Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Memorial Day

•	Independence Day

•	Labor Day

•	Thanksgiving Day

•	Christmas Day

•	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when the Acquiring Fund is closed. As a result, if the Acquiring Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying, Exchanging and Selling Shares

Fund Transactions

All transaction orders must be received by the Acquiring Fund’s transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of the Acquiring Fund’s NAV to receive that day’s NAV. The Acquiring Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

On-line. Transactions may be made through the Aberdeen Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

•	if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•	your bank may charge a fee to wire funds.

•	the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call Aberdeen Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

How to Exchange* or Sell** Shares

* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

●	your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●	Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

●	your financial institution may also charge a fee for receiving the wire.

●	funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Pricing of Fund Shares

The Acquiring Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Acquiring Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which the Acquiring Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Acquiring Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Acquiring Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Acquiring Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Acquiring Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Acquiring Fund’s Board of Trustees

In-Kind Purchases

The Acquiring Fund may accept payment for shares in the form of securities that are permissible investments for the Acquiring Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Acquiring Fund must obtain the following information for each person that opens a new account:

•	name;

•	date of birth (for individuals);

•	residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Acquiring Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Acquiring Fund may restrict your ability to purchase additional shares until your identity is verified. The Acquiring Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Accounts with Low Balances

Maintaining small accounts is costly for the Acquiring Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Acquiring Fund’s minimum.

•	If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Acquiring Fund to offset small account expenses. Under some circumstances, the Acquiring Fund may waive the quarterly fee. See the Acquiring Fund’s SAI for information about the circumstances under which this fee will not be assessed.

•	The Acquiring Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

If you hold Class A, Class C, Institutional Class or Institutional Service Class shares, you may exchange your Acquiring Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

•	your financial intermediary’s policies and procedures permit exchanges;

•	both accounts have the same registration;

•	your first purchase in the new fund meets its minimum investment requirement; and

•	you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, you may exchange all or part of your shares for shares of the same class of another Aberdeen Fund without paying a front-end sales charge or CDSC at the time of the exchange. However, if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Acquiring Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure. For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge. If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.

Systematic Withdrawal Program

You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Acquiring Fund’s transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one Aberdeen Fund from another Aberdeen Fund systematically, monthly or quarterly. Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Acquiring Fund’s transfer agent to do this. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.

Selling Shares

You can sell, or in other words redeem, your Acquiring Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Acquiring Fund’s authorized intermediary or an agent of the Acquiring Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Acquiring Fund’s investments at the time of the redemption.

You may not be able to redeem your Acquiring Fund shares or the Acquiring Fund may delay paying your redemption proceeds if:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading is restricted; or

•	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Acquiring Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Acquiring Fund may delay forwarding redemption proceeds for up to seven days:

•	if the account holder is engaged in excessive trading or

•	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Acquiring Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of the Acquiring Fund and result in overdraft charges to the Acquiring Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Acquiring Fund reserves the right to reinvest the check proceeds and future distributions in shares of the Acquiring Fund at the Acquiring Fund’s then-current NAV until you give the Acquiring Fund different instructions.

Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the Acquiring Fund’s SAI.

The Acquiring Fund Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of the Acquiring Fund. Affiliated persons of the Acquiring Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of the Acquiring Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Acquiring Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Acquiring Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Acquiring Fund’s Adviser believes such a distribution is in the best interests of shareholders.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Acquiring Fund in any of the following instances:

•	if ownership is being changed on your account;

•	the redemption check is made payable to anyone other than the registered shareholder;

•	the proceeds are mailed to an address other than the address of record;

•	your account address has changed within the last 15 calendar days;

•	the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•	the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Acquiring Fund seeks to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

•	disrupt portfolio management strategies;

•	increase brokerage and other transaction costs; and

•	negatively affect fund performance.

The Acquiring Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Acquiring Fund, the amount of assets the Acquiring Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Acquiring Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Acquiring Fund based on events occurring after the close of a foreign market that may not be reflected in the Acquiring Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Acquiring Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Acquiring Fund Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Acquiring Fund:

Monitoring of Trading Activity

The Acquiring Fund, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Acquiring Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Acquiring Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, the Trust may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Trust may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Acquiring Fund is able to identify short-term trades or traders, the Acquiring Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Acquiring Fund identifies. The Acquiring Fund also has sole discretion to:

•	restrict purchases or exchanges that the Acquiring Fund or its agents believe constitute excessive trading; and

•	reject transactions that violate the Acquiring Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of the Acquiring Fund’s NAV, the exchange into another Aberdeen Fund may be rejected.

The Acquiring Fund, at its discretion, may choose to exempt certain types of transactions from short-term trading restrictions if the Adviser believes the Acquiring Fund share activity is not to the detriment of the Acquiring Fund or its shareholders. The following, among others, are examples of transaction descriptions that may qualify for an exemption: transactions made by a participant in Fund-sponsored systematic purchase, exchange and redemption programs; required minimum distributions from retirement accounts; transactions placed by fund-of-funds organized as registered investment companies; transactions placed at the direction of a retirement plan administrator; and transactions made pursuant to an asset allocation or advisory program.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Pricing of Fund Shares.”

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Acquiring Fund shares) to the state. Each state has its own definition of unclaimed property, and Acquiring Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Acquiring Fund’s transfer agent as undeliverable), or a combination of both. If your Acquiring Fund shares are categorized as unclaimed, your financial advisor or the Acquiring Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. Escheatment of retirement account assets may be subject to Federal withholding tax. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Acquiring Fund’s transfer agent.

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Acquiring Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Acquiring Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

The Acquiring Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Acquiring Fund generally pays no federal income tax on the income and capital gains it distributes to you. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Capital gains, if any, may be distributed at least annually. The Acquiring Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Acquiring Fund. All income and capital gain distributions are automatically reinvested in shares of the Acquiring Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Acquiring Fund at the Acquiring Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from the Acquiring Fund, whether you reinvest your distributions in additional Acquiring Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•	distributions are taxable to you at either ordinary income or capital gains tax rates;

•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Acquiring Fund shares;

•	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•	for individuals, a portion of the income dividends paid may be eligible for a 20% “qualified business income” deduction between 2018 and 2025 to the extent attributable to ordinary REIT dividends, provided that certain holding period requirements are met;

•	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends- received deduction, subject to certain limitations; and

•	distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Acquiring Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Acquiring Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Acquiring Fund’s fiscal year end, the final amount and character of distributions the Acquiring Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Acquiring Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Acquiring Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Acquiring Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Dividends and other distributions by the Acquiring Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Acquiring Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Acquiring Fund during January of the following calendar year.

In certain situations, the Acquiring Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive non-US investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If more than 50% of the Acquiring Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Acquiring Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Acquiring Fund. If the Acquiring Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in the Acquiring Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Acquiring Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of the Acquiring Fund for another Fund of the Trust is the same as a sale. For individuals, any long-term capital gains you realize from selling Acquiring Fund shares are currently taxed at 15% or 20%, depending on whether your income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Acquiring Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Acquiring Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Acquiring Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for exempt-interest dividends and capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Acquiring Fund serves to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Acquiring Fund if shares in the Acquiring Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Acquiring Fund to report some or all of its distributions as “excess inclusion income.” To Acquiring Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Acquiring Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has unrelated business taxable income for a taxable year, a 100% excise tax on the unrelated business taxable income is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Acquiring Fund.

Exhibit D

FORM OF

PLAN OF LIQUIDATION

OF

ABERDEEN TOTAL RETURN BOND FUND,

SERIES OF ABERDEEN INVESTMENT FUNDS

Aberdeen Total Return Bond Fund (the “Fund”), a series of Aberdeen Investment Funds (the “Trust”), a Massachusetts business trust organized pursuant to an Amended and Restated Master Trust Agreement, dated April 2, 2008, as amended (the “Declaration of Trust”), is intended to accomplish a complete liquidation of the Fund according to the procedures set forth in this Plan of Liquidation (the “Plan”). The Plan has been approved by the Board of Trustees of the Trust (the “Board”) on May 4, 2021. The Board has directed that the Plan be submitted to the holders of the outstanding voting shares of the Fund’s shares (the “Shareholders”) in the aggregate without regard to class for their adoption or rejection at a special meeting of Shareholders, and has authorized the distribution of a proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of Massachusetts law and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.            Adoption of Plan. The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is adopted by the Shareholders.

2.            Liquidation and Distribution of Assets. The Fund, the Fund’s investment adviser, Aberdeen Standard Investments Inc. (the “Adviser”) and their designated directors, officers, employees and service providers, shall have the authority to engage in such transactions as may be appropriate for the Fund’s liquidation.

3.            Provisions for Liabilities. The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

4.            Distribution to Shareholders. As soon as practicable after the Effective Date, but in no event later than [August  [ ], 2021] (the “Liquidation Date”), the Fund shall liquidate and distribute pro rata to the shareholders of record as of the close of business on the Liquidation Date such shareholders’ proportionate interest in all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books. The proportionate interests of shareholders in the Fund will be fixed in proportion to the number of shares held by them and recorded on the books of the Trust as of the Liquidation Date.

5.            Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time if it determines that such action would be advisable and in the best interests of the Fund and the shareholders.

6.            Powers of Board and Officers. The Board and the officers of the Trust are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Fund in accordance with the Code, the Declaration of Trust and Delaware law, including, without limitation, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.

7.            Termination of Business Operations. As soon as practicable after the Liquidation Date, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

8.            Expenses. The expenses of carrying out the terms of this Plan, other than the transaction costs related to the turnover of the Fund’s portfolio in preparation of liquidation of the Fund’s assets (“Transaction Costs”), shall be borne by the Adviser, whether or not the liquidation contemplated by this Plan is effected.  The Fund will bear the Transaction Costs.

9.            Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forwards) and any additional amounts necessary to avoid any excise tax for such periods.

D-1

10.            Receipt of Cash or Other Assets After the Liquidation Date. Following the Liquidation Date, provided that no liquidating trust has been established, if the Fund holds cash or becomes entitled to any other assets that it had not recorded on its books on or before the Liquidation Date in excess of its unpaid liabilities and obligations, such assets shall be reduced to cash and will be disbursed in the following manner: An officer of the Trust or his or her designee (each, an “Authorized Person”) will identify the shareholders of record (each, an “Eligible Shareholder”) based on information received from the Trust’s transfer agent as of the Effective Date or such other appropriate date as determined by an officer of the Trust or an Authorized Person and will calculate the pro rata portion of such cash or other distributions (net of all expenses associated with effecting the disposition of such cash or distribution) payable to each such Eligible Shareholder (each a “Pro Rata Portion”). The Pro Rata Portions will be distributed to each Eligible Shareholder who is eligible to receive an amount greater than $10.00. After 120 days, the Fund will escheat to the appropriate states (less the expense of services or other costs of such escheatment) any remaining cash not paid to Eligible Shareholders for any reason, including, without limitation: (i) the amounts otherwise payable to Eligible Shareholders that were less than $10.00, (ii) amounts that could not be distributed because the Trust was unable to locate an Eligible Shareholder after reasonable efforts, or (iii) amounts where the Eligible Shareholder did not cash a check of proceeds within the required timeframe. However, should the estimated costs of escheating the entire remaining amount (including the costs of an escheatment specialist, mailing, legal, check distribution, etc.) equal or exceed 80% of the total value of those proceeds, such proceeds shall instead be anonymously or in the name of the Trust donated to a charitable organization, that (i) is not affiliated with the Adviser, and/or any affiliated person of the Adviser, (ii) is selected by the charity committee of the Adviser and (iii) qualifies for tax-exempt status under Section 501(c)(3) of the Code.

D-2

Exhibit E

PRINCIPAL HOLDERS OF SHARES AS OF JUNE [ ], 2021

Name	Address	Class	% of Ownership
[ ]	[ ]	[ ]	[ ]

E-1

PART B

ABERDEEN INVESTMENT FUNDS

Aberdeen Total Return Bond Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

ABERDEEN FUNDS

Aberdeen Global Absolute Return Strategies Fund

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(866) 667-9231

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2021

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization of the Aberdeen Total Return Bond Fund (the “Total Return Bond Fund” or the “Target Fund”), a series of Aberdeen Investment Funds, a Massachusetts business trust, into the Aberdeen Global Absolute Return Strategies Fund (the “Global Absolute Return Strategies Fund”), a series of Aberdeen Funds, a Delaware statutory trust (the “Reorganization”).

This SAI contains information that may be of interest to shareholders of the Total Return Bond Fund relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated [ ], 2021 (the “Proxy Statement/Prospectus”).  As described in the Proxy Statement/Prospectus, in the Reorganization, the Total Return Bond Fund will transfer all of its assets and liabilities to the Global Absolute Return Strategies Fund in exchange for shares of certain classes of the Global Absolute Return Strategies Fund, which shares will be distributed to the shareholders of the corresponding class of the Total Return Bond Fund in complete liquidation and dissolution of the Total Return Bond Fund.

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus.  A copy of the Proxy Statement/Prospectus is available upon request and without charge by writing to Aberdeen Funds, 1900 Market Street, Suite 200 Philadelphia, Pennsylvania 19103 or by calling (866) 667-9231.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

Table of Contents

Additional Information About the Total Return Bond Fund and the Global Absolute Return Strategies Fund	S-2

Financial Statements	S-2

S-1

Additional Information About the Total Return Bond Fund and the Global Absolute Return Strategies Fund

For the Total Return Bond Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of Aberdeen Investment Funds dated February 26, 2021 (SEC Accession No. 0001104659-21-029265), as supplemented, as filed with the Securities and Exchange Commission (the “SEC”).

For the Global Absolute Return Strategies Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of Aberdeen Funds dated February 26, 2021 (SEC Accession No. 0001104659-21-029265), as supplemented, as filed with the SEC.

Financial Statements

This SAI incorporates by reference (i) the Annual Report of the Total Return Bond Fund for the fiscal year ended October 31, 2020 (SEC Accession No. 0001387131-21-000329) and (ii) the Annual Report of the Global Absolute Return Strategies Fund for the fiscal year ended October 31, 2021 (SEC Accession No. 0001104659-21-002402), each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Total Return Bond Fund and the Global Absolute Return Strategies Fund, as applicable. The financial statements therein and the report of independent accountants therein, are incorporated herein by reference.

[There are no material differences between the accounting and valuation policies of the Target Fund and those of the Acquiring Fund.]

S-2

PART C: OTHER INFORMATION

Item 15. Indemnification

(a)	Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)	The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)	In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management, Inc.) (“ASI”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, ASI and each of the following sub-advisers: (a) Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) and (b) Aberdeen Asset Managers Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc.; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 16.

Item 16. Exhibits

1.	(a) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on March 13, 2008 (Accession Number 0001104659-08-017390).

(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(ii)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(iii)	Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743).

(iv)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(v)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(vii)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(viii)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674).

(ix)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(x)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904).

(xi)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(xii)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.l of Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A as filed on March 7, 2018 (Accession Number 0001104659-18-015555).

(xiii)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class A1 shares of the Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019 (Accession No. 0001104659-19-011471) (“Post-Effective Amendment No. 90”).

(xiv)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class C shares of the Aberdeen Short Duration High Yield Municipal Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A as filed on October 19, 2020 (Accession No. 0001104659-20-116041).

(b)	Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

2.	Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization attached as Exhibit A to the Proxy Statement/Prospectus is incorporated herein by reference.

5.	(a) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(b)	See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

6.	(a) Investment Advisory Agreement dated February 7, 2008 between Registrant and Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASI”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)	Amendment and Amended Exhibit A to the 2008 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.1.a of Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A as filed on February 26, 2021 (Accession Number 0001104659-21-029250) (“Post-Effective Amendment No. 104”).

(b)	Subadvisory Agreement between Registrant, ASI and Aberdeen Standard Investments (Asia) Limited (formerly, Aberdeen Asset Management Asia Limited) (“ASIAL”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(i)	Form of Amended Exhibit A to the Subadvisory Agreement among Registrant, ASI and ASIAL is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 104 filed on February 26, 2021.

(c)	Subadvisory Agreement between Registrant, ASI and Aberdeen Asset Managers Limited (“AAML”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(i)	Form of Amended Exhibit A to the Subadvisory Agreement between Registrant, ASI and AAML is incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 104 filed on February 26, 2021.

(d)	Investment Advisory Agreement between Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund (the “2018 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(i)	First Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.5.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(ii)	Second Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.5.b of Post-Effective Amendment No. 98 filed on February 28, 2020.

(e)	Subadvisory Agreement between Registrant, ASI and AAML with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund and Aberdeen Realty Income & Growth Fund is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 90 filed on February 28, 2019.

7.	(a) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(i)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 104 filed on February 26, 2021.

(b)	Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

8.	Not Applicable.

9.	(a) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(i)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(ii)	Form of Funds Letter and Form of Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 104 filed on February 26, 2021.

10.	(a) Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed on December 18, 2020 (Accession Number 0001104659-20-137338).

(b)	Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n of Post-Effective Amendment No. 104 filed on February 26, 2021.

11.	Opinion and Consent of Counsel for Aberdeen Global Absolute Return Strategy Fund that shares will be legally issued, fully paid and non-assessable, to be filed by amendment.

12.	Form of Opinion of Dechert LLP with respect to tax matters to be filed by amendment.

13.	(a) Amended and Restated Fund Administration Agreement between Registrant and ASI dated March 6, 2018 is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(i)	Amended Exhibit B to the Fund Administration Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.h.1.a of Post-Effective Amendment No. 104 filed on February 26, 2021.

(b)	Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(i)	Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(ii)	Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(iii)	Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(iv)	Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A as filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(v)	Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. incorporated by reference to Exhibit EX-99.h.2.e of Post-Effective Amendment No. 104 filed on February 26, 2021.

(c)	Sub-Administration Agreement between ASI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(i)	Funds Letter and Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(ii)	Amendment to Sub-Administration Agreement dated June 29, 2018 is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 90 filed on February 28, 2019.

(iii)	Amendment to the Sub-Administration Agreement dated August 24, 2018 is incorporated by reference to Exhibit EX-99.h.3.c of Post-Effective Amendment No. 90 filed on February 28, 2019.

(iv)	Amendment to the Sub-Administration Agreement dated June 1, 2020 is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 100 filed on September 25, 2020.

(v)	Form of Funds Letter and Form of Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.e of Post-Effective Amendment No. 104 filed on February 26, 2021.

(d)	Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(i)	Tenth Amendment and Amended Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.a of Post-Effective Amendment No. 100 filed on September 25, 2020.

(e)	Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(f)	Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed on December 29, 2016 (Accession Number 0001104659-16-164234).

(i)	Amended Exhibit A to the Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6.a of Post-Effective Amendment No. 104 filed on February 26, 2021.

14.	Consent of independent registered public accounting firm is filed herewith.

15.	Not Applicable.

16.	(a) Power of Attorney with respect to Registrant for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, Martin Gilbert, Radhika Ajmera, Neville Miles and Steven N. Rappaport is filed herewith.

(b)	Certificate of Secretary is filed herewith.

17.	(a) Form of Proxy Card to be filed by amendment.

(b)	Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 100 filed on September 25, 2020.

(c)	Code of Ethics of ASI, AAML, ASIAL and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

Item 17. Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 18th day of May, 2021.

Aberdeen Funds
Registrant

By:	/s/ Bev Hendry
Bev Hendry
President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Bev Hendry	President and Chief Executive Officer	May 18, 2021
Bev Hendry

/s/ Andrea Melia	Treasurer, Chief Financial Officer And Principal Accounting Officer	May 18, 2021
Andrea Melia

/s/ P. Gerald Malone(1)	Chairman of the Board	May 18, 2021
P. Gerald Malone

/s/ Radhika Ajmera(1)	Trustee	May 18, 2021
Radhika Ajmera

/s/ Warren C. Smith(1)	Trustee	May 18, 2021
Warren C. Smith

/s/ Neville Miles(1)	Trustee	May 18, 2021
Neville Miles

/s/ Rahn K. Porter(1)	Trustee	May 18, 2021
Rahn K. Porter

	/s/ Steven N. Rappaport(1)	Trustee	May 18, 2021
Steven N. Rappaport

	/s/ Martin Gilbert(1)	Trustee	May 18, 2021
Martin Gilbert

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)	Pursuant to a power of attorney incorporated herein by reference.

Exhibit List

Exhibit Number	Exhibit

Ex-14	Consent of independent registered public accounting firm

Ex-16(a)	Power of Attorney with respect to Registrant for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, Martin Gilbert, Radhika Ajmera, Neville Miles and Steven N. Rappaport

Ex-16(b)	Certificate of Secretary